SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CACI International Inc
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(Name of Registrant as Specified In Its Charter)

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October 7, 2009

Dear Fellow Stockholder:

     I cordially invite you to attend your Company’s 2009 Annual Meeting of Stockholders on November 18, 2009, at 9:30 a.m., local time. The meeting will be held at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia 22182.

     The scheduled matters to be considered and acted on at the meeting are the election of directors; amendment of the Company’s 2002 Employee Stock Purchase Plan to authorize an additional 250,000 shares for purchase; amendment of the Company’s 2006 Stock Incentive Plan to increase the limitation on the number of shares that may be issued under the plan in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock from 1,500,000 to 2,500,000; approval to adjourn the meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the amendment of the 2002 Employee Stock Purchase Plan or the 2006 Stock Incentive Plan; and ratification of the appointment of Ernst & Young LLP as our independent auditors. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     As a stockholder, your vote is important. I encourage you to execute and return your proxy promptly whether or not you plan to attend so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     Thank you for your cooperation and continued support and interest in CACI International Inc.

Sincerely,

J.P. LONDON
Chairman of the Board and Executive Chairman

     IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

CACI International Inc
1100 North Glebe Road
Arlington, Virginia 22201

________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held November 18, 2009
________________________

     Notice is hereby given that the Annual Meeting of Stockholders of CACI International Inc (CACI or the Company) will be held on Wednesday, November 18, 2009 at 9:30 a.m., local time, at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia 22182 for the following purposes:

1.	To elect the Company’s Board of Directors.

2.	To approve the amendment of the Company’s 2002 Employee Stock Purchase Plan to authorize an additional 250,000 shares for purchase.

3.

To approve the amendment of the Company’s 2006 Stock Incentive Plan to increase the limitation on the number of shares that may be issued under the plan in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock from 1,500,000 to 2,500,000.

4.	To approve a proposal to adjourn the meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Item 2 or Item 3.

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2010.

6.	To transact such other business as may otherwise properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 21, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     A list of the stockholders entitled to vote at the Annual Meeting will be made available during regular business hours at CACI International Inc, 1100 N. Glebe Road, Arlington, Virginia 22201 from November 6, 2009 through November 17, 2009 for inspection by any stockholder for any purpose germane to the meeting.

By Order of the Board of Directors

ARNOLD D. MORSE
Secretary

Arlington, Virginia
Dated: October 7, 2009

     IMPORTANT: Even if you plan to attend the meeting, please complete, sign, date, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person if you so desire, even if you previously have sent in your proxy. Please note that if you execute multiple proxies, the last proxy you execute revokes all previous ones.

CACI International Inc
1100 North Glebe Road
Arlington, Virginia 22201

________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
________________________

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CACI International Inc to be used at the Annual Meeting of Stockholders of the Company to be held on November 18, 2009. This Proxy Statement is being made available on or about October 7, 2009. The presence of a stockholder at the Annual Meeting or any adjournment thereof will not automatically revoke such stockholder’s proxy. However, any stockholder furnishing a proxy has the power to revoke it by furnishing written notice to Arnold D. Morse, Secretary of the Company, by delivering to the Company a proxy bearing a later date, or by voting in person at the Annual Meeting. Please note, however, that any stockholder wishing to revoke a previous proxy whose shares are held of record by a broker, bank or other nominee must follow such nominee’s instructions to revoke such proxy or vote at the Annual Meeting. A proxy card is enclosed for your use in connection with the Annual Meeting. The shares represented by each properly signed and returned proxy will be voted in accordance with the instructions marked thereon or, in the absence of instructions, the proxy will be voted:

FOR the Board of Directors’ nominees for election to the Company’s Board of Directors.

FOR the amendment of the Company’s 2002 Employee Stock Purchase Plan authorizing an additional 250,000 shares for purchase.

FOR the amendment of the Company’s 2006 Stock Incentive Plan increasing the limitation on the number of shares that may be issued under the plan in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock from 1,500,000 to 2,500,000.

FOR the adjournment of the meeting if necessary to permit further solicitation of proxies.

FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

     The Board does not expect that any matter other than those set forth in the Notice of the Annual Meeting will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their judgment.

     The close of business on September 21, 2009 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on September 21, 2009, the Company had 30,239,450 shares of common stock issued and outstanding. Each share is entitled to one vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

     We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On October 7, 2009, we mailed to our stockholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our stockholders on how to access their proxy card to vote through the Internet or by telephone.

     This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability. If a stockholder has previously elected to receive our proxy materials electronically, that stockholder will continue to receive these materials via e-mail unless he or she elects otherwise.

PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Company’s By-laws, the Board has set at eleven the number of Directors to constitute the full Board. Eleven persons have been nominated for election to serve as a Director of the Company. Under the Company’s By-laws, all Directors hold office at the pleasure of the stockholders or until their respective successors are elected.

     Unless authority is withheld, the persons named in the accompanying proxy will vote the shares of common stock represented by the proxy FOR the election of the nominees listed below. Under the Company’s By-laws, the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Under Delaware law, broker non-votes (which arise when brokers lack authority to vote and fail to obtain instructions from the beneficial owners of the related shares) and abstentions count toward the determination of a quorum. If a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to abstain are treated as votes cast. While broker non-votes are not treated as votes cast, in general there will be no broker non-votes in the election of directors, as New York Stock Exchange (NYSE) Rule 452 currently permits brokers to vote for the Company’s nominees in an uncontested election of directors. The Board’s Corporate Governance and Nominating Committee has recommended eleven nominees for election as Directors. All eleven nominees are current Directors. For more information regarding nomination procedures and corporate governance matters, please consult the “Corporate Governance” section set forth later in this Proxy Statement.

     The Company has no reason to believe that any of the nominees will be unable or unwilling to serve. In the event that any nominee is not available or should decline to serve, the persons named in the proxy may vote for the others and will vote for such other person(s) as they, in their discretion, may decide.

NOMINEES

     Listed below are the nominees for Director, with information showing the age of each, the year each was first elected as a Director of the Company, and the business affiliations and relevant experience of each.

Non-Management Directors

     Dan R. Bannister, 79. Director of the Company since 2007.

     Mr. Bannister brings to the Board his unique leadership experience in the federal contracting arena. While at DynCorp International, he held executive positions with increasing responsibility before serving as President and CEO from 1985 to 1997 and Chairman from 1997 to 2003, becoming Chairman Emeritus in 2003. During his tenure, the company experienced some of its most challenging and successful years, including its transformation in 1988 from a publicly traded corporation to one of the largest private, employee-owned businesses in the nation. Mr. Bannister led an aggressive diversification and expansion program that included more than 40 acquisitions, changing the company’s core business to technology services and increasing revenue to $2.4 billion and the employee base to 24,000 employees by 2003. Mr. Bannister currently serves on the board of directors of Social & Scientific Systems, Inc., a company dedicated to applying technology to improve public health. He also serves as a director and member of the audit committee of Dewberry & Davis, a privately held architectural and engineering firm, and is a member of the board of advisors of EOD Technologies, Inc., a provider of critical mission support services. Mr. Bannister previously served on the board of directors of Information Systems Support, Inc., and as chairman of the Northern Virginia Technology Council Foundation and the Technology Council. Mr. Bannister is currently a trustee of the U.S. Air Force Academy Falcon Foundation. He has received numerous awards for his business and civic accomplishments, including the John W. Dixon Award from the Association of the U.S. Army, the Ernst & Young Entrepreneur of the Year Lifetime Achievement Award, the Earle C. Williams Award for Leadership in Technology and the KPMG Peat Marwick High Tech Entrepreneur of the Year Award.

     Gordon R. England, 72. Director of the Company since 2009.

     Based on the recommendation of the Company’s Corporate Governance and Nominating Committee, Mr. England was appointed to the Board in August 2009. Mr. England brings to the Board outstanding leadership experience at the highest national and industry levels. Mr. England served as Deputy Secretary of Defense from May 2005 to February 2009. In this position, he performed as the Defense Department’s Chief Operating Officer, helping to direct the transformation of America’s defense capabilities with new resources and technologies to counter emerging threats. Mr. England also twice served as Secretary of the Navy in the George W. Bush administration. In this role, he is credited with developing successful surge plans for America’s fleet, strengthening the ties between the Navy and the U.S. Coast Guard, and increasing assistance to the U.S. Marines on the front lines in Iraq. Prior to his government service, Mr. England was an Executive Vice President at General Dynamics, overseeing the company’s information and international sectors. Before this, he was President of Lockheed Fort Worth Co., where he was responsible for all domestic and international aircraft programs, including the F-16 fighter. He began his career at Honeywell, where he was an engineer on the Project Gemini space program. Currently, he is President of E6Partners, LLC, a company dedicated to facilitating international business.

     James S. Gilmore III, 59. Director of the Company since 2009.

     Based on the recommendation of the Company’s Corporate Governance and Nominating Committee, Mr. Gilmore was appointed to the Board in June 2009. Mr. Gilmore brings to the Board an exceptional history of leadership and distinguished service to the nation. Mr. Gilmore was the 68th Governor of the Commonwealth of Virginia, serving in that office from 1998 to 2002. He is also currently a member of the board of directors of Atlas Air Worldwide Holdings. He was a partner in the law firm of Kelley Drye & Warren LLP from 2002 to 2008, where he served as the Chair of the firm’s Homeland Security Practice Group and where his practice also focused on corporate, technology, information technology and international matters. He was recently a candidate for the United States Senate seat from the Commonwealth of Virginia. In 2003, President George W. Bush appointed Mr. Gilmore to the Air Force Academy Board of Visitors, and he was elected Chairman of the Air Force Board in the fall of 2003. Former Governor Gilmore served as the Chairman of the Republican National Committee from 2001 to 2002. He also served as Chairman of the Congressional Advisory Panel to Assess Domestic Response Capabilities for Terrorism Involving Weapons of Mass Destruction, a national panel established by Congress to assess federal, state and local government capabilities to respond to the consequences of a terrorist attack. This panel, also known as the “Gilmore Commission,” was influential in developing the Office of Homeland Security. Mr. Gilmore is a graduate of the University of Virginia and the University of Virginia School of Law. He is also a director of Everquest Financial Services, Inc. and Cypress Communications, Inc.

     Gregory G. Johnson, 63. Director of the Company since 2006.

     As the former Commander, U.S. Naval Forces Europe and Africa, and Commander in Chief, Allied (NATO) Forces Southern Europe, Admiral Johnson (Retired) brings to the Board valuable insights into the Department of Defense, intelligence and international communities. Since retiring from the U.S. Navy in 2004, Admiral Johnson founded Snow Ridge Associates, a provider of strategic advice and counsel. During his 36-year naval career, Admiral Johnson rose through the ranks to Four-Star Admiral, most recently responsible for naval operations throughout the 91 nations and adjacent seas of the European and African Areas of Responsibility, including support of Operations Enduring Freedom and Iraqi Freedom, and developed substantive policy-level relationships with many of those 91 nations. Admiral Johnson’s NATO duties included operational-level command of the peace support operations in Bosnia-Herzegovina and Kosovo, as well as NATO missions in Macedonia, Albania, and other Southeastern European nations. Admiral Johnson oversaw the successful implementation of NATO’s Operation Active Endeavor (Mediterranean maritime intercept operations), assumed command of the NATO Response Force at the Istanbul Summit in June 2004, oversaw NATO’s contributions to the Hellenic Republic of Greece’s security efforts during the 2004 Olympics, and was responsible for the establishment of NATO’s training support mission in Iraq. During his naval career, Admiral Johnson was also assigned to several senior policy positions in Washington, most notably serving as the executive assistant to the Chairman, Joint Chiefs of Staff (1992 to 1993) and military assistant, first to the Deputy Secretary of Defense and subsequently to the Secretary of Defense (1997 to 2000). Admiral Johnson is active in numerous non-profit and community organizations and institutions. Admiral Johnson also serves on the Board of Directors of Alenia North America, Inc.

     Dr. Richard L. Leatherwood, 70. Director of the Company since 1996.

     Dr. Leatherwood brings to the Board senior-level executive experience with publicly-held corporations. Dr. Leatherwood’s experience includes business unit management for a Fortune 500 transportation company. From 1986 to 1991, Dr. Leatherwood was President and Chief Executive Officer of CSX Equipment Group. In 1985, Dr. Leatherwood was Vice Chairman of Chessie System Railroads and Seaboard System Railroad. From 1983 to 1985, Dr. Leatherwood was President and Chief Executive Officer of Texas Gas Resources Group. From 1977 to 1983, Dr. Leatherwood held positions with Texas Gas Resources Corporation, a conglomerate of transportation and energy businesses with both revenues and assets in excess of $2.0 billion: 1982 to 1983, Executive Vice President; 1980 to 1982, Senior Vice President and Chief Financial Officer; 1979 to 1980, Vice President and Assistant to the President; and 1977 to 1979, Vice President, Planning and Systems, Trucking Division. Dr. Leatherwood is currently Chairman Emeritus of the Baltimore & Ohio Railroad Museum, a non-profit corporation. Dr. Leatherwood was formerly a director of Dominion Energy, Inc., MNC Financial, Inc., CSX Corporation, Virginia Electric and Power Company, Inc., and Dominion Resources, Inc.

     James L. Pavitt, 63. Director of the Company since 2008.

     With over 30 years of experience in the intelligence community, Mr. Pavitt brings to the Board expertise in such areas as financial risk assessment, defense, information technology, homeland security, and counterterrorism. As the Deputy Director for Operations at the Central Intelligence Agency (CIA), he managed the CIA’s globally deployed personnel and nearly half of its multi-billion dollar budget. He also served as the head of America’s Clandestine Service, leading the CIA’s operational response to the attacks of September 11, 2001. As Chief of the CIA’s Counterproliferation Division, he managed and directed intelligence operations against global proliferation networks. From 1990 to 1993, he served as Senior Intelligence Advisor on the National Security Council team for President George H.W. Bush. He is a recipient of the CIA’s Distinguished Intelligence Medal for his excellent work in these capacities. Since 2004, Mr. Pavitt has served as a Principal of The Scowcroft Group in Washington, D.C., an international business advisory firm. Mr. Pavitt also serves on the advisory board of the Patriot Defense Group as well as the advisory board of Olton Solutions, Ltd, a company based in the United Kingdom.

     Dr. Warren R. Phillips, 68. Director of the Company since 1974.

     In addition to his experience as a senior-level technology executive, Dr. Phillips brings to the Board considerable expertise in the areas of information technology policy, public sector finance, and the provision of computer services. The Board also benefits from Dr. Phillips’ familiarity with the U.S. intelligence community and his understanding of international business issues. Dr. Phillips serves as the financial manager for the Albanian-Macedonian-Bulgarian Oil Pipeline Corporation, a $1.5 billion crude oil pipeline developer for Caspian oil flows to the west. Since February 2008, Dr. Phillips has served as the Chairman of the Board and Chief Executive Officer of Advanced Blast Protection, Inc., a research, development and manufacturing company that produces conventional and unconventional bullet resistant glass, modular vehicle armor, and specialized armored vehicles for military, law enforcement and civilian use. From 2005 until February 2008, Dr. Phillips served as Chairman of the Board of Labock Technologies, Inc. From 1993 to 2001, Dr. Phillips was Executive Vice Chairman and Chief Financial Officer of Maryland Moscow, Inc., a 501(c)(3) educational and training venture that was involved in over $50 million in financial training to the newly evolving countries of the former Soviet Union. Dr. Phillips provided advice in developing financial systems (bank, stock exchange, pension, insurance, and government) in most of those countries. Between 1974 and 2003, Dr. Phillips was Professor of Government and Politics at the University of Maryland. During that time, he served in a number of administrative positions including Vice President for Academics at UMBC, and Assistant Vice President for Administration for the University System where he managed system-wide information technology, budgeting, and internal audit.

     Charles P. Revoile, 75. Director of the Company since 1993.

     As an attorney and former senior-level executive, Mr. Revoile brings to the Board his considerable experience in the governance of publicly-held corporations and in contracting with the United States government. In addition, the Board values Mr. Revoile’s perspective in financial and management disciplines as an active private investor. From 1985 to 1992, Mr. Revoile served as Senior Vice President, General Counsel, and Secretary of CACI International Inc. From 1971 to 1985, Mr. Revoile was Vice President and General Counsel of Stanwick Corporation. From 1964 to 1971, Mr. Revoile was counsel to the Communications division of Westinghouse Electric Corporation. From 1961 to 1964, he served as legislative counsel to the National Food Processors Association, representing the industry before Congress and the Executive agencies. Currently, Mr. Revoile is a legal and business consultant and an independent investor.

     General William S. Wallace, USA (Ret.), 62. Director of the Company since 2009.

     Based on the recommendation of the Company’s Corporate Governance and Nominating Committee, General Wallace was appointed to the Board in June 2009. General Wallace brings to the Board a 39-year record of military service and experience. From 2005 to 2008, General Wallace led more than 50,000 soldiers and civilian employees at 33 Army schools. He was the architect of the Army’s reorganization in continuation of military operations in Iraq and Afghanistan. He developed the organizational, technical, and warfighting requirements for the Future Combat Systems and other Army modernization efforts. Prior to this, General Wallace was Commanding General of the Army Combined Arms Center from 2003 to 2005, Ft. Leavenworth, Kansas, where he was responsible for the development of new and emerging Army and Joint doctrine, providing the intellectual foundation for military leadership in the 21st century. As Commander of the Fifth U.S. Corps from 2001 to 2003, during the opening campaign of Operation Iraqi Freedom, General Wallace led 140,000 soldiers from Kuwait to Baghdad, and subsequently directed the occupation of Western and Northern Iraq. He served as Commander of the Joint Warfighting Center from 1999 to 2001; Commanding General of the 4th Infantry Division – the Army’s first “digitized” division that incorporated new C4ISR technologies – from 1997 to 1999; and Commanding General of the National Training Center from 1995 to 1997. General Wallace is a 1969 graduate of the United States Military Academy at West Point.

Management Directors

     Paul M. Cofoni, 61. President and Chief Executive Officer; Director of the Company since 2006.

     Mr. Cofoni brings to the Board over 30 years of senior-level executive experience with publicly-held corporations, including large-scale integrator contractors in the federal market sector; defense, intelligence, and communications markets; and major commercial outsourcing and systems markets. Mr. Cofoni joined CACI in 2005 as President, U.S. Operations. On July 1, 2007, he became President and Chief Executive Officer. From 1991 to 2005, Mr. Cofoni held various positions with Computer Sciences Corporation (CSC): 2001 to 2005, Corporate Vice President and President of Federal Sector; 1998 to 2001, President, Technology Management Group; 1991 to 1998, Vice President, Eastern Region Outsourcing Operations. Prior to acquisition of certain General Dynamics business units by CSC, Mr. Cofoni held various positions with General Dynamics between 1974 and 1991, initially as a software engineer and finally as Vice President, Eastern Center, responsible for all aspects of information technology. Mr. Cofoni served as an officer in the U.S. Army from 1970 to 1974. He is Chairman of the Board of Directors of the Armed Forces Communications and Electronics Association, a member of the American Institute of Aeronautics and Astronautics, and a member of the Board and Executive Committee of the Professional Services Council.

     Dr. J. P. London, 72. Chairman of the Board and Executive Chairman; Director of the Company since 1981.

     Under Dr. London’s leadership, CACI has grown from a small professional services consulting firm to become a major international pacesetter in information technology and communications solutions markets. CACI became a Fortune 1000 company in 2006. Dr. London joined CACI in 1972. He was elected President and Chief Executive Officer in 1984 and Chairman of the Board in 1990. On July 1, 2007, Dr. London was appointed Chairman of the Board and Executive Chairman. He has been a director since 1981. Dr. London is currently a director and member of the Executive Committee of the Armed Forces Communications and Electronics Association and was formerly a member of the Senior Advisory Board of the Northern Virginia Technology Council. Dr. London also serves on the boards of the U.S. Naval Institute, the U.S. Navy Memorial Foundation, the Naval Historical Foundation and the Secretary of the Navy’s Advisory Subcommittee on Naval History. Dr. London is also a member of the National

Military Intelligence Association, Intelligence and National Security Alliance, the Navy League, the Naval Order of the U.S.A., the American Legion, and the Association of the U.S. Army. Dr. London holds a B.S. in Engineering from the United States Naval Academy, a M.S. in Operations Research from the United States Naval Postgraduate School, and a Doctorate in Business Administration, conveyed with distinction, from the George Washington University School of Business and Public Management. Early in his career, Dr. London served as a Naval Aviator. Dr. London holds the rank of Captain, U.S. Navy Reserve (Retired). Dr. London has received numerous awards over the years for his business and civic accomplishments, including the John W. Dixon Award from the Association of the U.S. Army, the Ernst & Young Entrepreneur of the Year for Government IT Services, the Earl C. Williams Award for Leadership in Technology, the KPMG Peat Marwick High Tech Entrepreneur Award, the Albert Einstein Award for Technology Achievement in the Defense Fields, and the U.S. Navy League’s Fleet Admiral Chester W. Nimitz Award for his exemplary contributions to the enhancement of U.S. maritime strength and national security. In addition, Dr. London has been recognized by the Human Resources Leadership Award of Greater Washington, in its annual awards program, through the establishment of its Ethics in Business Award named in his honor.

The Board recommends that stockholders vote FOR each of the Nominees.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS,
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides the latest available information as of September 21, 2009 with respect to beneficial ownership of the Company’s common stock held by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.

	Amount of
	Beneficial Ownership	Percent of
Beneficial Owner	of Common Stock	Common Stock(1)
FMR LLC(2)	4,096,211	13.55%
82 Devonshire Street
Boston MA 02109-3605
Barclays Global Investors, N.A.(3)	1,964,807	6.50%
45 Fremont Street, 17th Floor
San Francisco CA 94105
____________________

(1)	Based on 30,239,450 shares of common stock outstanding as of the September 21, 2009 record date.

(2)

The number of shares beneficially held by FMR LLC (FMR) is based solely on information in a Schedule 13G/A filed with the SEC by FMR on January 12, 2009 on behalf of itself and certain entities under its control. The report states that the 4,096,211 shares held by FMR include 3,832,348 shares held by Fidelity Management & Research Company, 157,143 shares held by Pyramis Global Advisors, LLC, and 11,578 shares held by Pyramis Global Advisors Trust Company. FMR also reported that members of the family of Edward C. Johnson 3rd, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR, representing 49% of the voting power of FMR. The report further states that 95,142 shares are held by FIL Limited (FIL). Partnerships controlled predominantly by members of the family of Edward C. Johnson 3rd, Chairman of FMR and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes which may be cast by all holders of FIL voting stock. FIL and FMR are separate and independent corporate entities.

(3)

The number of shares beneficially held by Barclays Global Investors, N.A. (Barclays NA) is based solely on information in a Schedule 13G filed with the SEC by Barclays NA on February 5, 2009 on behalf of itself and affiliated entities. The report states that (i) Barclays NA holds 650,008 shares, with sole voting power over 555,903 shares and sole dispositive power over all 650,008 shares; (ii) Barclays Global Fund Advisors holds 1,294,481 shares, with sole voting power over 954,174 shares and sole dispositive power over all 1,294,481 shares; and (iii) Barclays Global Investors, Ltd. holds 20,318 shares, with sole dispositive power over all 20,318 shares.

     The following table provides information as of September 21, 2009 with respect to beneficial ownership for each Executive Officer, each present Director Nominee, and for all Current Executive Officers and Directors of the Company as a group.

	Amount of
	Beneficial Ownership		Percent of
Name of Beneficial Owner and Position	of Common Stock(1)		Common Stock(2)(3)
J.P. London	422,570	(4)	1.40%
Chairman of the Board, Executive Chairman,
Director and Nominee
Paul M. Cofoni	183,067	(5)	*
President, Chief Executive Officer,
Director and Nominee
William M. Fairl	90,394	(6)	*
President, U.S. Operations
CACI, INC.-FEDERAL
Randall C. Fuerst	28,957	(7)	*
Chief Operating Officer,
U.S. Operations,
CACI, INC.-FEDERAL
Gregory R. Bradford	233,229	(8)	*
Chief Executive, CACI Limited,
President, U.K. Operations
Thomas A. Mutryn	10,393	(9)	*
Executive Vice President,
Chief Financial Officer and Treasurer
Dan R. Bannister	10,048	(10)	*
Director and Nominee
Gordon R. England	—		*
Director and Nominee
James S. Gilmore III	—		*
Director and Nominee
Gregory G. Johnson	10,048	(11)	*
Director and Nominee
Richard L. Leatherwood	29,512	(12)	*
Director and Nominee
James L. Pavitt	4,095		*
Director and Nominee
Warren R. Phillips	7,099	(13)	*
Director and Nominee
Charles P. Revoile	34,222	(14)	*
Director and Nominee
William S. Wallace	—		*
Director and Nominee
All Current Executive Officers
and Directors as a Group (15 in number)	1,063,634		3.52%
____________________

(1)

All options exercisable as of September 21, 2009 or within 60 days after that date are treated as exercised for the underlying shares of common stock. All Restricted Stock Units (RSUs) vesting as of September 21, 2009 or within 60 days after that date are treated as vested for the underlying shares of common stock.

(2)	Based on 30,239,450 shares of common stock outstanding as of the September 21, 2009 record date.

(3)

The asterisk (*) denotes that the individual holds less than one percent of outstanding common stock. This stock is included in the total percentage of outstanding common stock held by the Executive Officers and Directors shown above.

(4)	Includes 360,551 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(5)	Includes 2,289 shares in CACI’s 401(k) plan and 165,160 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(6)	Includes 6,451 shares in CACI’s 401(k) plan and 71,592 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(7)	Includes 579 shares in CACI’s 401(k) plan and 25,724 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(8)	Includes 192,530 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(9)	Includes 8,470 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(10)	Includes 5,512 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(11)	Includes 8,000 shares obtainable upon exercise of options within 60 days of September 21, 2009.

(12)	Includes 4,000 shares owned by Dr. Leatherwood’s wife and 12,000 shares obtainable upon exercise of options exercisable within 60 days of September 21, 2009.

(13)	Includes 6,000 shares obtainable upon exercise of options exercisable within 60 days of September 21, 2009.

(14)	Includes 12,000 shares obtainable upon exercise of options exercisable within 60 days of September 21, 2009.

Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Such Officers, Directors, and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

     While under the applicable regulations, the reporting person is responsible for making the filing, ordinarily when a reporting person engages in a transaction with the Company, such as the grant of a stock option, RSU, or similar award, Company personnel generate the report on a timely basis for the benefit of the reporting person. In the following instances, these reports were inadvertently not generated and filed on a timely basis:

     Form 4s were not timely filed for Messrs. Cofoni, Fairl, Fuerst, and Mutryn for grants of Restricted Stock Units (RSUs) they each received in August 2008 under the Company’s Management Stock Purchase Plan (MSPP). The aggregate number of RSUs for which the necessary reports were not filed on a timely basis was 39,888. A Form 4 also was not timely filed for Director Bannister for an open market purchase of 1,000 shares of Company common stock in May 2009. All required reports were subsequently filed.

EXECUTIVE OFFICERS

     As of September 21, 2009, the Executive Officers of the Company were J.P. London, Chairman of the Board and Executive Chairman, Paul M. Cofoni, President and Chief Executive Officer, and the following four persons indicated in the table below.

Positions and Offices
Name, Age	With the Company	Principal Occupations
William M. Fairl, 60	President, U.S. Operations CACI, INC.-FEDERAL

President, U.S. Operations, CACI, INC.-FEDERAL, July 1, 2007 to present; Chief Operating Officer, April 2005 through June 2007, Acting Chief Operating Officer, 2004-2005, Executive Vice President, 2001-2004; Senior Vice President 1998-2001. QuesTech, Inc.: Senior Vice President, 1996-1998; Vice President, 1993-1996.

Thomas A. Mutryn, 55	Executive Vice President, Chief Financial Officer and Treasurer

Executive Vice President, Chief Financial Officer and Treasurer, CACI International Inc, April 2007 to present; Acting Chief Financial Officer and Treasurer, January 2007 to April 2007; Executive Vice President, Corporate Development, September 2006 to January 2007. GTSI Corp.: Senior Vice President, Finance, and Chief Financial Officer, 2003-2006. U.S. Airways, Inc.: Senior Vice President, Finance, and Chief Financial Officer, 1998-2002.

Gregory R. Bradford, 60	Chief Executive, CACI Limited, and President, U.K. Operations

Chief Executive, CACI Limited, since 2000; Managing Director, CACI Limited, 1985-2000; President, U.K. Operations, since 1994; Executive Vice President, 1987-1994; Senior Vice President, 1986-1987; Vice President, 1983-1986.

Randall C. Fuerst, 53	Chief Operating Officer, U.S. Operations, CACI, INC.-FEDERAL

Chief Operating Officer, U.S. Operations, CACI, INC.-FEDERAL, July 1, 2007 to present; Executive Vice President, January 2005 through June 2007. Titan Corporation: Senior Vice President, Operations, Enterprise Services and Solutions Sector, March 2003 to December 2004. Corbett Technologies: Chief Operating Officer, July 2002 to January 2003.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

     Key objectives of the Company’s executive compensation programs are as follows:

  attract, retain, and motivate highly talented individuals at all levels of the organization;

  ensure senior officers act on behalf of shareholders through the use of equity-based rewards and stock ownership requirements;

  provide compensation levels, consistent with our overall philosophy, that are intended to be fair (but not excessive) and competitive with similar companies in CACI’s industry; and

  provide incentives and rewards for executives commensurate with their roles and responsibilities based on corporate performance.

     To accomplish these objectives, the Company’s executive compensation programs are based on the following guiding principles:

  base salaries for senior officers are reviewed annually based on changes in the market and individual responsibilities and are targeted at the 50th percentile of the competitive market;

  total cash compensation for each of the named executive officers (NEOs) is primarily contingent upon performance (i.e., is at risk);

  incentive bonus payouts are intended to provide total cash compensation at the 75th percentile of the competitive market when the Company and individual achieve targeted (i.e., planned) levels of performance against established corporate performance metrics;

  established corporate targets are intended to place CACI in the 75th percentile of performance in the competitive market, which matches the targeted cash compensation level;

  quarterly and annual bonuses are formula-based and linked to performance against stated company and individual objectives;

  equity-based compensation provides incentives to maximize shareholder value;

  senior officers are required to maintain long-term stock ownership at a level commensurate with their role;

  retirement programs have been designed to encourage executive officers to save for their retirement;

  severance and change-in-control benefits reflect industry practices;

  to the extent possible, compensation is structured so it is fully tax deductible to the Company; and

  senior officer perquisites and special benefits are limited, relative to competitive practice, and are primarily business-related.

     We believe that the Company’s executive compensation policies, plans and programs advance these objectives and adhere to the necessary standards of corporate governance.

Governance of Compensation Programs

     The Compensation Committee of the Board of Directors (the Committee) has both a strategic and administrative role in managing the compensation structure of the Company, with an emphasis on compensation of top management. Strategically, the Committee considers how the achievement of the overall goals and objectives of the Company can be aided through adoption of appropriate compensation philosophy and effective program elements. Administratively, the Committee reviews compensation paid, salary progressions, incentive compensation allocations, the awards of supplemental benefits and perquisites for key executives, and equity awards granted under all shareholder-approved plans.

     The Committee reviews and approves the compensation for six executive positions at CACI, as these positions are the most likely to qualify as NEOs. The six executive positions are as follows:

  Chairman of the Board and Executive Chairman;

  President and Chief Executive Officer;

  President, U.S. Operations;

  Chief Operating Officer, U.S. Operations;

  Chief Executive, CACI Limited, and President, U.K. Operations; and

  Executive Vice President, Chief Financial Officer and Treasurer

     The Committee has authority under its Charter to engage the services of outside advisors, experts and others to assist the Committee. In accordance with this authority, the Committee currently engages Frederic W. Cook & Co., Inc. (Frederic W. Cook) as an independent outside compensation consultant. During fiscal year 2009, Frederic W. Cook was responsible for providing information on new laws and regulations pertaining to the Committee, providing general industry compensation practices for consideration by the Committee, providing recommendations for NEO and director compensation, and performing independent assessments of management recommendations brought before the Committee. Frederic W. Cook attended all meetings of the Committee during the fiscal year. The Company paid approximately $125,000 to Frederic W. Cook for these services in fiscal year 2009.

Benchmarking Compensation

     Each year, the Company commissions benchmarking studies of compensation levels for executive positions to help inform the Committee’s decisions and monitor the Company’s executive compensation programs. Benchmarking studies for compensation effective in fiscal year 2009 were conducted by two consultants. NEO peer market analysis was performed for the Company by Frederic W. Cook. General industry market analysis for NEO and other executive compensation was performed for the Company by Watson Wyatt & Company.

     The combined studies provided three distinct types of analyses:

  Peer Market Analysis (from proxy statements of peer companies)

  Technical Industry Market Survey Analysis (cross industry surveys for companies of similar size)

  Internal Comparisons

     Salary, cash incentive compensation, and long-term stock incentives are considered in these analyses, as is the interaction/combination of the elements. Specifically, total cash compensation at Target performance (salary plus cash incentives assuming the Company achieves targeted metrics) and total direct compensation (salary plus cash incentives plus long-term stock incentives assuming the Company achieves targeted metrics) are reviewed, and the totals may impact decisions on individual elements.

     For fiscal year 2009, peer comparisons were performed against fifteen publicly traded companies (an increase from seven such companies in fiscal year 2008) which were selected based on similarities to CACI in size and/or industry as well as operational similarities. The selected companies were as follows:

Acxiom Corporation	Affiliated Computer Services*
BearingPoint, Inc.*	Broadridge Financial Solutions*
iGate Corporation*	ManTech International Corporation
Maximus, Inc.*	MPS Group, Inc.*
Perot Systems Corporation	SAIC, Inc.*
Sapient Corporation*	SI International, Inc.
SRA International, Inc.	Sykes Enterprises, Inc.*
Unisys Corporation*

     The companies used for peer comparisons are reviewed annually and adjusted as necessary due to changes at the selected company (e.g., acquisitions, bankruptcies, etc.) or changes in the comparability of the selected company to CACI. For fiscal year 2009, L-3 Communications, Inc. and Covansys Corporation were removed and ten additional companies (designated by * above) were added in order to provide a broader range of peer companies.

Analysis of the Company’s Executive Compensation Programs

     The following section provides details on each element of the Company’s executive compensation programs. It illustrates how each element accomplishes the established objectives and how these elements, in total, match the Company’s compensation philosophy. Where applicable, interactions between the individual elements are also discussed.

     Based upon these analyses, all compensation decisions for NEOs made for fiscal year 2009 compensation were consistent and in line with the guiding principles.

Base Salary Program

     Consistent with the Company’s intention of delivering compensation that is linked to corporate and individual performance, base salaries are intended to constitute a relatively small portion of total compensation (approximately 25%). NEO base salaries are not at risk to the executive. Targeted at the 50th percentile of the competitive market, base salaries are intended to compensate the executive for the basic market value of the position.

     The following changes were made to base salary compensation for fiscal year 2009:

NEO	Salary Change – FY08 to FY09
J.P. London	3.0%
Paul M. Cofoni	3.7%
William M. Fairl	11.8%
Randall C. Fuerst	2.9%
Thomas A. Mutryn	7.4%

     For Mr. Fairl, the Committee determined that the peer market analysis and technical industry market survey analysis did not adequately reflect his specific job at CACI which carries more responsibility than benchmarked positions. The Committee specifically reviewed Mr. Fairl’s job responsibilities and the seamless manner in which he stepped in and served as Acting CEO from the end of fiscal year 2008 and through the beginning of fiscal year 2009 while Mr. Cofoni recovered from medical issues. Mr. Fairl was also given a discretionary $30,000 bonus in fiscal year 2009 for his service as Acting CEO in Mr. Cofoni’s absence. Based upon this review and discussion, the Committee relied more on data from internal comparisons of President compensation dating back to fiscal year 2001 in setting his salary (encompassing three different people in the role across this timeframe) and compared the resulting data with corresponding data from the peer market analysis and technical industry market survey analysis.

     For Mr. Mutryn, the Committee also considered his eligibility for a special acquisition incentive bonus plan(1) when setting his compensation. Based upon this plan and projected payments during fiscal year 2009, the Committee decided to pay his base salary below the 50th percentile of the benchmark data.

Incentive Compensation Plan

     In addition to base salary, the Company provides a quarterly and annual incentive compensation program. It is the Committee’s intent to tie a significant portion of compensation to Company performance and to pre-established individual objectives.

     Incentive bonus payouts are intended to provide total cash compensation at the 75th percentile of the competitive market when the Company achieves targeted (i.e., planned) levels of performance against established performance metrics. This philosophy enables CACI to compete for and retain top-level talent and, combined with midpoint base salaries, ensures a significant portion of compensation is at-risk to maintain a pay-for-performance mentality.

     Target corporate performance metrics are approved by the Committee. These metrics provide annual targets for net after tax profitability and revenue, among others, and are comprised of quarterly targets. Approved corporate targets flow down through the organization to the business unit level. It is the Committee’s intention that these corporate targets are aligned with CACI’s five year strategic plan, are challenging to achieve and that their achievement place CACI in the 75th percentile of performance in the competitive market, which matches the targeted compensation level. Five year performance vs. target metrics is analyzed as part of this process to validate the Company’s planning process and to ensure that the metrics support the compensation philosophy. Below is a summary of the Company’s performance vs. its corporate net after tax profitability goal (which is the primary metric reviewed by the Committee in this regard) for the last five fiscal years:

Fiscal Year	Performance Above/(Below) Target
2005	2.1%
2006	(2.2%)
2007	(18.4%)
2008	0.9%
2009	2.2%
____________________

(1)	Since becoming Chief Financial Officer, Mr. Mutryn has been eligible for acquisition bonuses based upon the trailing twelve month revenue of the acquired company at the time of the acquisition and the actual twelve month earnings before interest and taxes after the acquisition. This acquisition bonus plan was discontinued by the Committee in November 2008 due to a determination that the incentive it once provided was no longer required. In fiscal year 2010 and beyond, Mr. Mutryn’s compensation will be determined based upon the Company’s philosophy and benchmark comparisons.

     Lower, or “Cut,” threshold levels for each metric are also approved by the Committee, as are upper, or “Stretch,” levels. Corresponding Cut and Stretch incentive compensation amounts are also established. As it is not the intention of the Committee to incentivize minimum performance levels, Cut compensation amounts are set below market levels. Stretch compensation amounts are set at up to the 90th percentile of the market. For performance below Cut levels, no bonus is awarded. For performance at or above Cut levels, bonus payouts are prorated between levels (i.e. between Cut and Target and between Target and Stretch) on a straight-line basis. Above Stretch levels, bonus payouts are calculated as a percentage of the NEO’s respective metric performance; for example, in fiscal year 2009, Mr. Cofoni was entitled to receive 2.0% of the Company’s net after tax profitability above the Stretch metric.

     The ranges between Cut and Target levels of performance and between Target and Stretch levels are based upon multiple factors assessed by the Committee, including historical ranges and historical performance against Target, Cut, and Stretch metrics. For fiscal year 2009, Cut metrics were set 5.0% below Target metrics, and Stretch metrics were set 4.0% above Target metrics. The Committee believes that these ranges provided a challenging upper range and a reasonable lower threshold.

     Bonus levels for each NEO are set by the Committee based upon the peer market analysis and technical industry market survey analysis (as described above) for total cash compensation, based upon the guiding principles. For Mr. Fairl, as described above, the Committee determined that the peer market analysis and technical industry market survey analysis did not adequately reflect his specific job at CACI, and the Committee therefore relied more on data from internal comparisons of President compensation dating back to fiscal year 2001 in setting his incentive compensation.

     Due to Mr. Mutryn’s eligibility for acquisition bonuses as discussed above, the Committee set his bonus potential at Target below the 75th percentile level. His total cash compensation potential, including his projected acquisition bonuses, was still determined to be consistent with the intended 75th percentile level.

     The annual Target bonus pool for the Company is set as part of the annual budget process. For fiscal year 2009, the Target bonus pool for personnel directly supporting U.S. operations was reduced by 10% throughout the Company as part of that process. For the NEOs, this change affected the positions of President and Chief Executive Officer, President, U.S. Operations, Chief Operating Officer, U.S. Operations, and Executive Vice President, Chief Financial Officer and Treasurer. As this meant that the achievement of 75th percentile compensation required performance above the Target metrics, compensation levels for achievement of Stretch compensation levels were raised by 10%. The same decision was previously made for fiscal year 2008.

     After the bonus levels are set, individual incentive plans are established annually for each NEO, with the performance metrics intended to focus each executive on the aspects of the business over which he or she has the most direct influence. The following fiscal year 2009 NEO performance metrics and target bonus levels were approved by the Compensation Committee (the Target Bonus levels listed reflect the 10% reduction described above):

	Target
NEO	Bonus	Metrics
J.P. London	$500,000	CACI net after tax profitability
Chairman of the Board and
Executive Chairman
Paul M. Cofoni	$1,192,500	CACI net after tax profitability
President and Chief Executive
Officer
William M. Fairl	$900,000	CACI net after tax profitability, individual performance objectives
President, U.S. Operations
CACI, INC.-FEDERAL
Randall C. Fuerst	$517,500	CACI net after tax profitability, individual performance objectives
Chief Operating Officer,
CACI, INC.-FEDERAL
Thomas A. Mutryn	$391,500	CACI net after tax profitability, individual performance objectives
Executive Vice President, Chief
Financial Officer and Treasurer

     The profitability measure in the table above is expressed on an after-tax basis due to its use in the Company’s planning and budgeting processes. Corporate net after tax profitability was used as the primary metric for all NEOs this year and was the primary incentive metric used throughout the Company, to ensure focus on overall company performance and alignment of activities across the organization.

     Individual performance objectives for the NEOs may include, but are not limited to, business retention, organic growth, margin improvement, regulatory/government compliance, and cost control initiatives.

     Performance against these objectives is measured and paid out on a quarterly and annual basis. Sixty percent of the overall award is attributable to attaining the annual performance goals, as primary importance is placed on annual performance. Forty percent is attributable to quarterly goals with a 10% overall weighting placed on each quarter to ensure focus upon short-term performance required to attain annual goals. Performance relative to the CACI net after tax profitability metric is delineated below on both a quarterly basis and for fiscal year 2009:

Quarter 1	Quarter 2	Quarter 3	Quarter 4	Annual
Between	Between	Between	Above Stretch	Between
Target and	Target and	Target and	Threshold	Target and
Stretch	Stretch	Stretch		Stretch
Thresholds	Thresholds	Thresholds		Thresholds

     Corporate performance metrics may be modified by the Committee during the fiscal year due to changes in business conditions (e.g., acquisitions, major corporate events, etc.). During fiscal year 2009, no modifications were made.

     Following the Committee’s recommendation in August 2009, the Board instituted a formal “clawback” policy for incentive awards that is broader in its reach than that imposed by Section 304 of the Sarbanes-Oxley Act. The new policy will cover such incentive awards to “officers” (as defined in Section 16 of the Securities and Exchange Act of 1934) beginning in fiscal year 2010. Under the policy, in the event of a restatement of previously reported financial results, the Committee may require reimbursement of the incremental portion of incentive awards paid to executive officers in excess of the awards that should properly have been paid based on the restated financial results. In comparison, the claw back feature of Section 304 of the Sarbanes-Oxley Act is limited to the chief executive and chief financial officers and must be based on misconduct that results in material noncompliance with the issuer of the financial reporting requirements of the federal securities laws.

Long-Term Incentive Stock Plan

     The 2006 Stock Incentive Plan is designed to promote the long-term growth and profitability of the Company by:

  providing directors and executives with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; and

  enabling the Company to attract, retain and reward key executives.

     In fiscal year 2009, senior officers of CACI received a grant that included both stock-settled stock appreciation rights (SSARs) and performance-based restricted stock units (RSUs). Of the grant date fair value of the total award, SSARs comprised 30% and performance-based RSUs comprised 70%. This allotment was a change from fiscal year 2008 when grants were comprised of 70% SSARs and 30% restricted stock. Performance-based RSUs replaced restricted stock to provide more incentive to achieve long-term company goals, grow the company, and achieve stock price growth as a result. The higher percentage of performance-based RSUs reflects the goal of making the grants primarily performance-based and tied to company performance, rather than based on factors not entirely within the executives’ control. SSARs were provided to incent executives to produce results that will result in appreciation of the stock price, since if the stock price does not appreciate, they have no value to the recipient.

     Performance-based RSUs issued in fiscal year 2009 had the following conditions:

  Performance is based upon net after tax profitability performance against long-range fiscal year 2010 targets;

  150% of the target shares vest with the achievement of Stretch thresholds;

  50% of the target shares vest with the achievement of Cut threshold;

  No shares vest for not achieving Cut threshold;

  Graded vesting is provided for performance between Cut and Target thresholds or between Target and Stretch thresholds; and

  Participants must remain employed until the end of fiscal year 2010 or else the grant is forfeited.

     The Committee relies on the benchmarking analysis described above in connection with equity awards. However, because of the difficulty of separately benchmarking long-term incentive values, which have wide variances across companies and industries, the Committee uses total direct compensation – salary plus cash incentives plus long-term stock incentives assuming the Company achieves targeted metrics – as the foundation for determining the size of equity awards.

     Accordingly, for each NEO, the Committee targets grant sizes that would place the NEO’s total direct compensation between the 50th and 75th percentiles of the competitive market when the Company achieves targeted (i.e., planned) levels of performance against established performance metrics. This range is based upon the previously discussed method of setting non-equity incentive bonus payouts to provide total cash compensation at the 75th percentile of the competitive market for achieving targeted performance, taking into consideration that only 70% of the grants (i.e., the RSU portion) are currently tied to Company performance against established metrics (if the entire grant were tied to performance against established metrics, the 75th percentile of total direct compensation would be used, in line with the pay-for-performance based guiding principles.)

     Using this method, once the total grant value was approved, 30% of the value was granted in SSARs and 70% of the value was granted in performance-based RSUs. The number of SSARs granted to each NEO is disclosed in column (j) of the Grant of Plan-Based Awards table, and the grant date fair value is disclosed in column (l) of the Grant of Plan-Based Awards table. All SSAR grants are made with exercise prices that are equal to the fair market value of the Company’s stock at the closing price on the date of grant. The number of performance-based RSUs granted to each NEO is disclosed in column (i) of the Grant of Plan-Based Awards table. The grant date fair value of these RSUs is disclosed in column (l) of the Grant of Plan-Based Awards table.

     The annual grant date is established by the Committee when the grants are approved. To the extent practicable, grant dates are established to eliminate the likelihood that there will be any material non-public information at that time. For fiscal year 2009, the Committee approved grants at its quarterly meeting in August 2008, and the grant date was established as three full trading days after the release of the Company’s fiscal year 2008 earnings. This method is intended to ensure that no material non-public information exists at the time of the grants.

     All cash compensation was considered in the total direct compensation analysis, including Mr. Mutryn’s acquisition bonus plan discussed above. In addition, for Mr. Fairl, as noted above, the Committee determined that the peer market analysis and technical industry market survey analysis did not adequately reflect his specific job at CACI; the Committee therefore relied more on data from internal comparisons of President compensation dating back to fiscal year 2001 in evaluating his total direct compensation and setting his grant size.

     When Mr. Mutryn’s acquisition bonus plan was terminated in November 2008, the Committee reviewed his annual stock grant at its quarterly meeting in November 2008 and provided an additional grant, with the grant date set as the date of the meeting. The size of the additional grant was based upon an analysis of total direct compensation as described above, but as Mr. Mutryn would no longer be eligible for cash bonuses under the acquisition bonus plan, that factor (i.e., anticipated cash compensation) was removed from the comparison to benchmarked total direct compensation. The total equity grants to Mr. Mutryn (August 2008 and November 2008 combined) equaled the grant that he would have received had the cash acquisition bonus plan been discontinued in August 2008 when grant sizes were originally set.

     In fiscal year 2009, the Committee approved phasing out a policy that allowed executives who retire at or above age 65 to vest in all stock upon retirement by “grandfathering” executives over age 62 as of July 1, 2008 and eliminating the policy for all other executives. A new policy was then implemented that allows executives who retire at age 62 or older to vest in the portion of their stock that has been expensed for accounting purposes by the Company upon their retirement. Dr. London is the only grandfathered executive among the NEOs.

     Beginning in fiscal year 2010, CACI’s performance-based award grant agreements will also generally provide for forfeiture if an executive engages in activities detrimental to CACI and is terminated for cause (or if such conditions were discovered after the executive’s employment ends and would have triggered a termination for cause).

Stock Ownership Requirements

     The Committee has adopted executive stock ownership requirements for its senior officers to focus those executives on the long-term growth in value of the Company and to ensure they act as owners of the Company. In fiscal year 2009, the ownership requirements were based on a multiple of base salary from as much as seven times for the President and CEO to two times for senior vice presidents. Shareholdings are measured annually to determine compliance with the plan. If at the annual measurement date the senior officer’s ownership does not meet the interim amount set for that timeframe, then the senior officer may have any bonus monies withheld to purchase shares until he/she meets the requirement, or he/she may not be eligible for future grants. All NEOs met their required stock holding requirement in fiscal year 2009.

     For fiscal year 2010, the Committee voted to adopt revised ownership requirements for senior officers. Effective July 1, 2009, requirements are based on a fixed number of fully owned shares. The amount of shares for each level, which range from 100,000 for the President and CEO to 5,000 for senior vice presidents, is comparable to the prior salary-based multiple, and will be reviewed annually by the Committee to ensure that it provides enough incentive to properly align the interests of senior management with those of the Company’s shareholders. Until the executive meets the required number of shares, he/she is limited with respect to the number of shares he/she is allowed to sell. This change was made to make the plan less dependent on factors outside of the control of the executive without compromising the integrity of the plan.

Management Stock Purchase Plan

     The Company offers a Management Stock Purchase Plan (MSPP) in order to promote the long-term growth and profitability of the Company by: (i) providing executives with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; (ii) enabling executives to meet their mandated stock ownership requirements; and (iii) enabling the Company to attract, retain and reward key executives. The Board believes that the MSPP serves these goals, encouraging executives to convert a higher percentage of their cash compensation into Company equity.

     The MSPP provides for equity ownership in the Company by senior officers by: (i) allowing the voluntary deferral of up to 100% of their annual bonuses into RSUs of the Company’s common stock and (ii) providing such executives with economic incentives to defer some or all of their annual bonuses to acquire shares of the Company’s common stock. All deferred shares are bought at a discount of up to 15%, as determined annually by the Committee, of fair market value. The Company may grant matching awards, in an amount not to exceed 25% of the participant’s deferrals and subject to such vesting or other restrictions or conditions as the Committee determines. The amount of the discount to fair market value and matching grant is determined by the Committee no later than December 31 of the fiscal year in which the bonus is earned (or as otherwise specified in the MSPP for matching awards that qualify under IRC section 162(m)). During fiscal year 2009, the Committee approved a 15% discount with no matching.

     The benefit provided from MSPP purchases for each NEO is listed in column (i) of the Summary Compensation Table.

     The following NEO MSPP deferrals were made for annual bonuses earned in fiscal year 2009; a 15% RSU purchase discount was applied to all deferrals:

		Annual Bonus	Annual Bonus
	Annual %	Subject	Amount	RSUs
NEO	Deferred	to MSPP	Deferred	Purchased
J.P. London	0%	$341,223	$0	0
Chairman of the Board and Executive
Chairman
Paul M. Cofoni	20%	$920,790	$184,158	4,668
President and Chief Executive Officer
William M. Fairl	20%	$696,647	$139,329	3,532
President, U.S. Operations
CACI, INC.-FEDERAL
Randall C. Fuerst	20%	$401,026	$80,205	2,033
Chief Operating Officer,
CACI, INC.-FEDERAL
Thomas A. Mutryn	25%	$305,309	$76,327	1,935
Executive Vice President, Chief Financial
Officer and Treasurer

Benefits and Executive Perquisites

     In addition to the MSPP described above, executives are also permitted to participate in the Company’s other employee benefit plans on substantially the same terms as other employees who are eligible for participation. For example, the Company makes matching contributions to the Company’s voluntary 401(k) plan on behalf of its executives based on the amount of each executive’s contributions to the 401(k) plan.

     The Company offers a non-qualified deferred compensation plan in order to encourage executive officers to save for their retirement. Eligible executives, which include all NEOs, may elect to contribute up to 50% of their base salary and 100% of their bonuses and commissions to this plan on a pre-tax basis. The Company contributes 5% of all income over the compensation limit in Section 401(a)(17) of the Internal Revenue Code (IRC) to participants, subject to plan vesting conditions, and may make a supplemental discretionary contribution to a participant’s account in any amount it elects (no discretionary contributions were made in fiscal year 2009).

     Mr. Cofoni and Dr. London each receive a $25,000 discretionary benefit allowance per calendar year to be used for business or personal expenses. All NEOs receive leased automobiles. In addition, all NEOs are eligible for annual financial planning services provided by a Company-selected provider. These benefits were selected by the Committee based on competitive practice for each level. All personal benefit received from these items are fully taxable as ordinary income.

     Dr. London has a lifetime medical agreement that provides lifetime participation in the Company’s executive medical plan to the extent permitted by law, with such participation in the executive medical plan on the same basis that existed just prior to any merger, consolidation, or change in control of the Company. This agreement also includes coverage for Dr. London’s spouse. This agreement was approved by the Committee in December 2001 in order to provide security for medical issues that occur post employment. On August 12, 2009, the Committee authorized a substantially similar agreement for Mr. Cofoni.

     The CACI International Inc Supplemental Executive Retirement Plan (SERP) is only provided to Mr. Cofoni. The Company provides no other executive a SERP and does not anticipate doing so in the future. This benefit was provided to Mr. Cofoni to partially offset the loss of his SERP benefit from his previous employer in order to acquire his services and is, therefore, consistent with the Company’s philosophy of attracting and retaining critical talent.

     The Company has entered into employment and severance agreements with all NEOs for the purpose of providing those executives with a degree of security that will increase the chances that they will remain with the Company. The Company believes that appropriate severance arrangements are necessary in order to attract and retain these key executives. In addition, the Company pays certain amounts to these executives if they are terminated without cause by the Company or resign for “good reason” within one year following a change in control. This

“double trigger” provision was implemented to be consistent with market practices. Furthermore, this program is intended to encourage retention in the face of an actual or potential change in control and to align executive and shareholder interests. Furthermore, the program seeks to align executive and shareholder interests by allowing top executives to review corporate transactions that are in the best interests of the Company’s stockholders without concern over whether the transactions may adversely impact the executive’s employment.

     Calculations for various termination scenarios are included in the “Potential Payments on Termination or Change in Control” section.

     All amounts related to perquisites for NEOs are disclosed in the column (i) of the Summary Compensation Table, along with details on their valuations.

Impact of Regulatory Requirements

     The Committee is regularly updated on changes in regulations affecting compensation and how they impact executive compensation. The Committee ensures that Company compensation plans meet such requirements. In fiscal year 2009, the decisions of the Committee were impacted by regulatory requirements in the following ways:

  IRC section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to our CEO and the three other most highly compensated named executive officers (other than our CFO). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Executive incentive compensation generally is performance based compensation meeting the IRC’s requirements, and, as such, is fully deductible. As much as is possible, the Committee sets compensation to be performance-based in order to take advantage of allowed deductibility (and to encourage performance, as discussed above). To maintain flexibility in compensating executive officers in a manner designed to promote Company goals, the Committee has not adopted a policy requirement for all compensation to be deductible.

  Statement of Financial Accounting Standards 123(R): The Company adopted SFAS 123(R) beginning in fiscal year 2006. In determining SSAR and RSU awards, the Committee considers the potential expense of those programs under SFAS 123(R) and the financial impact to planned company targets.

Conclusions

     The Company and the Committee regularly consider whether the total compensation program meets the objectives established for it. The Company and the Committee believes that the Company’s executive compensation programs are reasonable, appropriate, and in the best interests of shareholders for the following reasons:

  Competitive benchmarking indicates that executive cash compensation levels (both base salaries and total compensation) are administered in a manner consistent with the Company’s total compensation philosophy.

  Total compensation is variable and predicated upon Company performance, through a compensation mix that de-emphasizes base salary and executive perquisites and emphasizes performance-based pay, which takes the form of formula-based annual cash incentive awards and equity awards in the form of restricted stock, RSUs, performance-based RSUs, and/or SSARs.

  Executive officers are required to align their economic interests with those of stockholders through the accumulation of a significant equity stake, facilitated by annual equity awards, annual incentive deferrals and significant stock ownership requirements.

  The Company’s executive retention objectives are achieved at reasonable cost through severance and change-in-control agreements, vesting schedules for equity awards, and, with respect to Mr. Cofoni, the SERP.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for the fiscal year ended June 30, 2009. Based upon such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis for the fiscal year ended June 30, 2009 be included in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Dan R. Bannister	James S. Gilmore III
Richard L. Leatherwood	James L. Pavitt
Charles P. Revoile

EXECUTIVE COMPENSATION

     The following tables summarize the compensation of the NEOs for the fiscal years 2009, 2008 and 2007. Annual compensation includes amounts awarded to, earned by, or paid to the Company’s Chief Executive Officer, Chief Financial Officer, and the three other highest paid Executive Officers, including amounts deferred at an Executive Officer’s election.

Summary Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
							Change in
							Pension
							Value and
							Non-Qualified
					Option/	Non-Equity	Deferred
Name and				Stock	SSAR	Incentive Plan	Compensation	All Other
Principal Position		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
(during FY09)(1)	Year	($)(2)	($)(3)	$(4)	($)(4)	($)(5)	($)(6)	($)(7)		($)
J.P. London	2009	$515,000	$—	$720,162	$—	$581,446	$—	$111,995	(8)	$1,928,603
Chairman of the Board	2008	500,000	—	720,243	270,950	564,769	—	79,654		2,135,616
and Executive Chairman	2007	714,600	—	651,219	888,304	219,160	—	205,689		2,678,972
Paul M. Cofoni	2009	700,000	—	439,618	3,462,282	1,549,092	191,892	151,532	(9)	6,494,416
President and	2008	675,000	—	569,537	3,605,152	1,414,335	166,379	86,598		6,517,001
Chief Executive Officer	2007	510,000	—	449,578	1,523,101	118,347	174,882	57,751		2,833,659
William M. Fairl	2009	475,000	30,000	246,582	461,023	1,169,693	—	129,969	(10)	2,512,267
President,	2008	425,000	—	201,937	524,714	907,814	—	74,668		2,134,133
U.S. Operations	2007	338,640	—	227,416	255,212	150,333	—	61,006		1,032,607
CACI, INC.-FEDERAL
Thomas A. Mutryn	2009	335,000	—	209,839	173,083	726,264	—	95,329	(11)	1,539,515
Executive	2008	312,000	—	113,711	139,198	758,400	—	28,273		1,351,582
Vice President,	2007	208,333	21,000	44,708	46,007	50,531	—	5,315		375,894
Chief Financial
Officer and Treasurer
Randall C. Fuerst	2009	360,000	—	187,642	415,583	678,493	—	72,948	(12)	1,714,666
Chief Operating Officer,	2008	350,000	—	197,588	426,804	704,666	—	45,495		1,724,553
U.S. Operations,
CACI, INC. FEDERAL
____________________

(1)	No information is provided for 2007 compensation for Mr. Fuerst because he was not a NEO in 2007.

(2)	Amounts reported in the Salary column represent base salary earned in fiscal years 2009, 2008, or 2007.

(3)	With the exception of a payment in fiscal year 2009 to reward Mr. Fairl during his service as Acting Chief Executive Officer during Mr. Cofoni’s absence for health related reasons and fixed payments in fiscal year 2007 to reward Mr. Mutryn during his service as Acting Chief Financial Officer, the Company did not make non-performance based bonus payments to any NEOs in fiscal years 2009, 2008, or 2007.

(4)	The amounts reported in the Stock Awards column and the Options/SSAR Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal years ended June 30, 2009, 2008, or 2007, in accordance with SFAS 123(R), without regard to the possibility of forfeitures. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s audited financial statements for the fiscal year ended June 30, 2009, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 26, 2009. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officer.

(5)	Amounts reported in the Non-Equity Incentive Plan Compensation column represent incentive compensation earned in fiscal years 2009, 2008, or 2007.

(6)	The value listed in this column represents the change in the present value of accumulated benefits during fiscal year 2009, 2008, or 2007. The value is an actuarial estimate of the cost of pension benefits for the named executive officer and does not reflect a current cash cost to the Company or the pension benefit that the executive would receive.

(7)	As detailed further in the footnotes below, the values in this column may include:

	(i)	Annual perquisite allowance provided to both the Chairman of the Board and the Chief Executive Officer (Perq Allowance);

	(ii)	5% Company contribution to non-qualified deferred compensation plan made on compensation in excess of the limit provided in IRC section 401(a)(17), which limit may be adjusted annually (NQDC Contribution);

	(iii)	vacation accrual balance cashed out (Vacation Cash-out);

	(iv)	automobile allowance and other automobile expenses based on IRS Publication 15-B guidelines, as reported on the NEO’s 2009 Form W-2, Wage and Tax Statement (Automobile Expenses);

	(v)	reimbursement of expenses under an executive medical supplement plan (Executive Medical);

	(vi)	premiums paid by the Company for a long-term care insurance policy (LTC Premiums);

	(vii)	50% Company match of the first 6% of contributions by the executive officer under the Company’s 401(k) plan (401(k) Match);

	(viii)	SFAS123(R) expense recorded in fiscal year 2009 related to the discount equal to the fair value of additional shares granted under the Company’s Management Stock Purchase Plan by giving a discount on the stock price at the grant date (15% for fiscal years 2009 and 2008 and 5% for fiscal year 2007) (MSPP Discount), the number of shares being derived by dividing the year-end deferred bonus by the discounted stock price; and/or

	(ix)	tax and investment counseling and advice services (Tax and Investment Services).

(8)	Includes the following amounts for fiscal year 2009: $25,000 Perq Allowance, $39,778 NQDC Contributions; $13,702 Automobile Expenses; $2,255 Executive Medical; $4,428 LTC Premiums; $8,625 401(k) Match; and $18,207 Tax and Investment Services.

(9)	Includes the following amounts for fiscal year 2009: $23,479 Perq Allowance; $60,672 NQDC Contributions; $6,782 Automobile Expenses; $1,769 Executive Medical; $1,306 LTC Premiums; $7,350 401(k) Match; $32,972 MSPP Discount; and $17,202 Tax and Investment Services.

(10)	Includes the following amounts for fiscal year 2009: $51,416 NQDC Contributions; $25,036 Vacation Cash-out; $10,815 Automobile Expenses; $543 Executive Medical; $1,114 LTC Premiums; $7,444 401(k) Match; $16,047 MSPP Discount; and $17,554 Tax and Investment Services.

(11)	Includes the following amounts for fiscal year 2009: $42,208 NQDC Contributions; $25,671 Vacation Cash-out; $13,275 Automobile Expenses; $3,458 Executive Medical; $1,070 LTC Premiums; $6,189 401(k) Match; and $3,458 MSPP Discount.

(12)	Includes the following amounts for fiscal year 2009: $35,822 NQDC Contributions; $4,988 Automobile Expenses; $1,410 Executive Medical; $960 LTC Premiums; $7,052 401(k) Match; $5,639 MSPP Discount; and $17,077 Tax and Investment Services.

Grant of Plan-Based Awards

									All Other
								All Other	Option		Grant Date
								Stock	Awards:	Exercise	Fair Value
								Awards:	Number of	or Base	of Stock
					Estimated Future Payouts			Number	Securities	Price of	and
		Estimated Future Payouts Under			Under Equity Incentive Plan			of Shares	Underlying	Option/	Option/
		Non-Equity Incentive Awards(1)			Awards(2)			of Stock	Options/	SSAR	SSAR
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	SSARs	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh) (3)	($) (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
J.P. London		$125,000	$500,000	$625,000
	8/18/08							14,590			$720,162
Paul M. Cofoni		331,000	1,192,500	1,815,000
	8/18/08				10,635	21,270	31,905				1,049,887
	8/18/08								26,100	$49.36	446,832
	9/19/08							7,370 (5)			226,927
	9/19/08								45,400 (5)	49.78	585,811
William M. Fairl		250,000	900,000	1,375,000
	8/18/08				4,505	9,010	13,515				444,734
	8/18/08								11,000	49.36	188,320
Thomas A. Mutryn		110,000	391,500	605,000
	8/18/08				2,695	5,390	8,085				266,050
	8/18/08								6,600	49.36	112,992
	11/20/08				2,625	5,250	7,875				197,768
	11/20/08								6,400	37.67	93,824
Randall C. Fuerst		144,000	517,500	792,000
	8/18/08				3,475	6,950	10,425				343,052
	8/18/08								8,500	49.36	143,520
____________________

(1)	These amounts represent potential payouts under the 2009 incentive plan. Actual payouts earned are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	These amounts represent performance-based RSU grants to NEOs in fiscal year 2009.

(3)	The exercise price is equal to the closing price on the date of grant.

(4)	Amounts represent the grant date fair value of the stock awards granted to the named executive officer during fiscal year 2009 determined pursuant to SFAS 123(R). The amount for Equity Incentive Plan awards was based on the target number of RSUs issued. The SFAS 123(R) Grant Date values shown are also used for financial reporting purposes.

(5)	When it came to the attention of the Company in September 2008 that Mr. Cofoni had received equity awards in calendar year 2007 in excess of the calendar year limit provided for in the 2006 Stock Incentive Plan, the awards in excess of the limit were cancelled (with the consent of Mr. Cofoni). Subsequently, the Compensation Committee of the Board authorized the grant on September 19, 2008 to Mr. Cofoni of 7,370 RSUs and 45,400 SSARs (which are within the permissible 2006 Stock Incentive Plan limit for calendar year 2008) to replace those cancelled. The vesting schedule for the replacement SSAR grant is 10% on September 18, 2009, 20% on September 18, 2010, 30% on September 18, 2011, and 40% on September 18, 2012. The replacement RSU grant will vest on September 18, 2011. The exercise price of the replacement SSAR grant is $49.78, which was equal to the closing price per share on the date of grant and is in excess of the $48.83 price per share for the original grant. The other terms and conditions are the same as those of the cancelled awards. In accordance with the requirements of SFAS 123(R), the Company is accounting for the cancellation and subsequent award as a modification of the original award. The incremental compensation expense to be recorded over the remaining vesting period is not material.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards(1)
											Equity
									Equity		Incentive
									Incentive		Plan Awards:
									Plan Awards:		Market or
	Number of	Number of				Number			Number of		Payout Value
	Securities	Securities				of Shares		Market Value	Unearned		of Unearned
	Underlying	Underlying				or Units of		of Shares or	Shares, Units		Shares, Units
	Unexercised	Unexercised	Option			Stock That		Units of Stock	or Other Rights		or Other Rights
	Options	Options	Exercise		Option	Have Not		That Have	That Have Not		That Have Not
	(#)	(#)	Price		Expiration	Vested		Not Vested(2)	Vested		Vested
Name	Exercisable	Unexercisable	($)		Date	(#)		($)	(#)		($)(2)
(a)	(b)	(c)	(e)		(f)	(g)		(h)	(i)		(j)
J.P. London	56,100	—	$21.40		6/30/11	6,100	(13)	$260,531
	70,000	—	36.13		6/30/12	14,750	(15)	$629,973
	12,365	28,853	62.48	(3)	8/16/12	14,590	(17)	$623,139
	5,000	—	41.97		3/17/11
	125,000	—	34.10		6/30/13
	2,615	23,535	54.39	(4)	7/20/13
	71,875	—	40.00		6/30/11
Paul Cofoni	99,600	149,400	64.22	(5)	8/14/12	4,725	(13)	$201,805
	2,000	18,000	54.39	(4)	7/20/13	7,370	(18)(20)	$314,773
	—	300,000	50.43	(7)	6/19/14				21,270	(16)	$908,442
	—	45,400	49.78	(11)(20)	9/18/15
	—	26,100	49.36	(10)	8/17/15
William M. Fairl	4,000	—	36.13		6/30/12	3,275	(13)	$139,875
	5,763	13,449	62.48	(3)	8/16/12	4,920	(15)	$210,133
	22,915	—	34.10		6/30/13				9,010	(16)	$384,817
	1,390	12,510	54.39	(4)	7/20/13
	23,750	—	40.00		6/30/11
	—	30,300	48.83	(6)	7/1/14
	—	25,000	48.83	(8)	7/1/14
	—	11,000	49.36	(10)	8/17/15
Thomas A. Mutryn	1,200	10,800	53.65	(9)	9/17/13	3,000	(14)	$128,130
	—	22,700	48.83	(6)	7/1/14	3,690	(15)	$157,600
	—	6,600	49.36	(10)	8/17/15				5,390	(16)	$230,207
	—	6,400	37.67	(12)	11/20/15				5,250	(19)	$224,228
Randall C. Fuerst	10,000	—	63.20		1/4/12	2,325	(13)	$99,301
	4,367	10,191	62.48	(3)	8/16/12	3,810	(15)	$162,725
	980	8,820	54.39	(4)	7/20/13				6,950	(16)	$296,835
	—	23,500	48.83	(6)	7/1/14
	—	25,000	48.83	(8)	7/1/14
	—	8,500	49.36	(10)	8/17/15
____________________

(1)	Column (d) has been omitted because none of the equity incentive awards are vested as of June 30, 2009.

(2)	Based on the $42.71 closing price of the Company’s common stock on June 30, 2009.

(3)	Stock options granted on August 17, 2005 and which are not exercisable at June 30, 2009 became or will become exercisable as follows: 42.9% on August 16, 2009, and 57.1% on August 16, 2010.

(4)	Stock options granted on July 21, 2006 and which are not exercisable at June 30, 2009 became or will become exercisable as follows: 22.2% on July 20, 2009, 33.3% on July 20, 2010, and 44.5% on July 20, 2011.

(5)	Stock options granted on August 15, 2005 and which are not exercisable at June 30, 2009 became or will become exercisable as follows: 33.3% on August 14, 2009, and 66.7% on August 14, 2010.

(6)	SSARs granted on July 2, 2007 vest as follows: 10% on July 1, 2009, 20% on July 1, 2010, 30% on July 1, 2011, and 40% on July 1, 2012.

(7)	SSARs granted on June 20, 2007 become exercisable on an accelerated schedule based on stock price targets: $60 - 40,000 shares; $70 - 50,000 shares; $80 - 60,000 shares; $90 - 70,000 shares; $100 - 80,000 shares. No shares vest within the first year. To the extent shares have not vested, 100% of those unvested shares will vest on June 19, 2012.

(8)	SSARs granted on July 2, 2007 vest on an accelerated schedule based on stock price targets: $60 - 3,333 shares; $70 - 4,167 shares; $80 - 5,000 shares; $90 - 5,833 shares; $100 - 6,667 shares. No shares vest within the first year. To the extent shares have not vested, 100% of those unvested shares will vest on July 1, 2012.

(9)	Stock options granted on September 18, 2006 and which are not exercisable at June 30, 2009 became or will become exercisable as follows: 22.2% on September 17, 2009, 33.3% on September 17, 2010, and 44.5% on September 17, 2011.

(10)	SSARs granted on August 18, 2008 vest as follows: 20% on August 18, 2009, 20% on August 18, 2010, 20% on August 18, 2011, 20% on August 18, 2012, and 20% on August 18, 2013.

(11)	SSARs granted on September 19, 2008 vest as follows: 10% on September 18, 2009, 20% on September 18, 2010, 30% on September 18, 2011, and 40% on September 18, 2012.

(12)	SSARs granted on November 20, 2008 vest as follows: 20% on August 18, 2009, 20% on August 18, 2010, 20% on August 18, 2011, 20% on August 18, 2012, and 20% on August 18, 2013.

(13)	Stock awards granted on July 21, 2006 vest on July 20, 2009.

(14)	Stock awards granted on September 18, 2006 vested on September 17, 2009.

(15)	Stock awards granted on July 2, 2007 vest on July 1, 2010.

(16)	Stock awards granted on August 18, 2008 vest as follows: 33.3% on August 18, 2010, 33.3% on August 18, 2011, and 33.4% on August 18, 2012.

(17)	Stock awards granted on August 18, 2008 vest on August 18, 2011.

(18)	Stock awards granted on September 19, 2008 vest on September 18, 2011.

(19)	Stock awards granted on November 20, 2008 vest as follows: 33.3% on August 18, 2010, 33.3% on August 18, 2011, and 33.4% on August 18, 2012.

(20)	See Note 5 to the Grant of Plan-based Awards table.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)(1)
J.P. London	—	—	8,200	$404,752
Paul M. Cofoni	—	—	17,000	837,760
William M. Fairl	—	—	3,000	148,080
Thomas A. Mutryn	—	—	—	—
Randall C. Fuerst	—	—	2,800	138,208
____________________

(1)	These amounts are equal to the closing price of the Company’s common stock on the applicable vesting date multiplied by the number of shares vested on that date.

Pension Benefits

(a)	(b)	(c)	(d)	(e)
Present
		Number of	Value of	Payments
		Years Credited	Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)(1)	Fiscal Year ($)
J.P. London	N/A	N/A	N/A	N/A
Paul M. Cofoni	Supplemental Retirement Benefit Plan	4	$688,603	—
William M. Fairl	N/A	N/A	N/A	N/A
Thomas A. Mutryn	N/A	N/A	N/A	N/A
Randall C. Fuerst	N/A	N/A	N/A	N/A
____________________

(1)	The Present Value of Accumulated Benefit under the SERP has been calculated as of June 30, 2009, using the guidelines contained in Statement of Financial Accounting Standards No. 87.

Non-Qualified Deferred Compensation for Fiscal Year 2009

(a)	(b)	(c)	(d)	(e)
	Executive
	Contributions	Company	Aggregate	Aggregate
	in	Contributions in	Loss in	Balance at
	Last Fiscal	Last Fiscal Year	Last Fiscal	Last Fiscal
Name	Year ($)(1)	($)(2)	Year ($)(3)	Year End ($)(4)
J.P. London	$5,144	$39,778	$(373,344)	$3,817,006
Paul M. Cofoni	316,818	60,672	(222,649)	1,410,583
William M. Fairl	493,128	51,416	(451,383)	2,939,665
Thomas A. Mutryn	62,830	42,208	(25,664)	137,566
Randall C. Fuerst	253,675	35,822	(152,624)	493,185
____________________

(1)	Executive contributions are included in the Salary, Bonus, and Non-Equity Incentive Plan Compensation in the Summary Compensation Table.

(2)	Company contributions are included in the All Other Compensation column of the Summary Compensation Table.

(3)	No amounts in the Aggregate Loss column are reported as compensation in the Summary Compensation Table.

(4)	Certain amounts in the Aggregate Balance at Last Fiscal Year End column were previously reported in the Summary Compensation Table, in the Salary and the Non-Equity Incentive Plan Compensation columns (in the case of executive contributions), or in the All Other Compensation column (in the case of Company contributions). The amounts previously reported as executive and Company contributions were as follows: (i) Dr. London, $1,503,206 and $498,708; (ii) Mr. Cofoni, $1,124,865 and $89,481; (iii) Mr. Fairl, $2,101,198 and $131,386; (iv) Mr. Mutryn, $43,390 and $17,650; and (v) Mr. Fuerst $175,853 and $24,075.

Employment and Severance Agreements

     The term of each NEO’s employment and severance agreement is one year with automatic one-year extensions thereafter (except for Mr. Cofoni’s agreement which is three years with automatic one-year extensions thereafter). Per the terms of the agreements, each executive’s employment may be terminated by the Company without a separation payment of any kind in the event of death or a termination for cause as determined by the Board. In the event of a termination by the Company for disability, the Company is generally required to provide 30 days notice (except that in Mr. Cofoni’s case, he is also entitled to any incentive compensation earned but unpaid as of the date of termination for any fiscal year prior to the year in which such termination occurs).

     In the event of termination without cause by the Company or resignation for “good reason” by the executive, as defined in the agreements, the Company will pay a severance payment equal to a specified number of months of the executive’s base salary, prorated cash incentive compensation payments otherwise payable under the executive’s incentive compensation plan for the fiscal year of termination, and continued participation in the Company’s health care plan for a defined period of time. When the executive’s resignation is not associated with a change in control, “good reason” is defined as (i) a material reduction in the executive’s total compensation and benefit opportunity (other than a reduction made by the Board, acting in good faith, based upon the performance of the executive, or to align the compensation and benefits of the executive with that of comparable executives, based on market data); or (ii) a substantial adverse alteration in the conditions of the executive’s employment.

     In the event of a termination without cause or resignation for “good reason” within one year of the effective date of a change in control, the agreements provide that the Company will pay similar termination payments as in the preceding paragraph but require the executive’s base salary to be paid for a higher number of specified months and a specified payment based on the average incentive compensation earned by the executive for the five fiscal years immediately preceding the termination (except that in Dr. London’s case, he is also entitled to such termination payment if he voluntarily terminates his employment for any reason within one year of a change in control). In the event of a change in control, “good reason” is defined as (i) a substantial adverse alteration in the nature or status of the executive’s position or responsibilities from those in effect on the day before the change in control date; or (ii) a change in the geographic location of the executive’s job more than 50 miles from the place at which such job was based on the day before the change in control date.

     All agreements also include partial protection against excise taxes payable under IRC section 280G in the event of termination only after a change in control (a one-time payment of two-thirds of the excise tax to the executive up to a limit of $500,000). These terms were chosen based on their tie to short-term and long-term security for the executive, in order to ensure top executives are able to review corporate transactions that are in the best interests of the Company’s stockholders without concern over whether the transactions may adversely impact their personal interests.

     The agreements restrict each NEO’s rights to compete with the Company or to offer employment to Company employees following termination.

     No changes to employment or severance agreements were made in fiscal year 2009.

     Calculations for various termination scenarios are included in the “Potential Payments upon Termination or Change in Control” section below.

Potential Payments on Termination or Change in Control

     The tables below reflect the amount of compensation payable to each NEO upon termination of employment under various termination scenarios. The tables show the amount of compensation payable to each NEO upon voluntary termination (other than for “good reason”) or retirement, upon termination by the Company without cause or by the NEO for “good reason” other than in connection with a change in control, and upon termination by the Company without cause or by the NEO for “good reason” following a change in control. The amounts shown assume, for illustrative purposes, that such termination was effective as of June 30, 2009 and therefore include amounts earned through such date, and are estimates of the amounts which would be paid to the NEOs upon termination. The actual amounts to be paid can be determined only at the time of the actual separation from the Company.

Separation Payment in event of Voluntary Termination by NEO or Retirement(1)

			Value of
			Non-qualified
			Retirement	Value of	Value of	Value of	Value of 280G
		Value of	Plan	Supplemental	Vested	Unvested	Excise Tax
	Total Cash	Continuation	Matching	Retirement	Equity	Equity	Partial
	Severance	of Benefits(2)	Contributions	Benefits(3)	Awards(4)	Awards(5)	Protection(6)
Incumbent	(a)	(b)	(c)	(d)	(e)	(f)	(g)	Total
J.P. London	$—	$131,322	$638,879	$—	$2,930,822	$1,617,385	$ N/A	$5,318,408
Paul M. Cofoni	—	—	120,801	688,603	—	—	N/A	809,404
William M. Fairl	—	—	174,933	—	351,918	—	N/A	526,851
Thomas A. Mutryn	—	—	9,123	—	—	—	N/A	9,123
Randall C. Fuerst	—	—	41,316	—	12,087	—	N/A	53,403
____________________

(1)	Assumes that the NEO retired or voluntarily terminated his position (other than for “good reason”). In the event of the NEO’s death or disability, the NEO would be entitled to the amounts listed in the columns (e) and (f) above as well as column (c) from the Separation Payment following Change in Control Table listed below. In addition, the Company generally is required to provide 30 days notice in the event of a termination for disability. In the event of a termination of the NEO for cause, the NEO would be entitled to the amounts listed above in columns (c) and (e).

(2)	In 2001, the Company entered into a lifetime medical agreement with Dr. London that provides lifetime participation in the Company’s executive medical plan to the extent permitted by law, with such participation in the executive medical plan on the same basis that existed just prior to any merger, consolidation, or change in control of the Company. The table value therefore represents the present value (using a discount rate of 2.48%) of continued current medical and dental insurance coverage less Dr. London’s estimated portion of the cost, plus the amount required to cover all estimated applicable local, state and federal income and payroll taxes imposed with respect to such payments over Dr. London’s expected life span (based upon Internal Revenue Service (IRS) Life Expectancy Tables).

(3)	Represents the present value of benefits accrued by Mr. Cofoni through June 30, 2009 under the SERP. The accrued benefits are to be paid to Mr. Cofoni over his expected remaining lifespan.

(4)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the vested portion of the equity awards. Messrs. Fairl and Fuerst also have vested RSUs purchased via the MSPP with receipt deferred beyond the vesting date.

(5)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the unvested portion of the equity awards. As Dr. London is over 65 years old, any unvested equity awards would vest upon retirement.

(6)	As described above under “Employment and Severance Agreements,” Executives are entitled to partial protection against IRC section 280G excise taxes only in the event of termination after a change of control.

Separation Payment in event of Termination for “Good Reason” by NEO or Without Cause by Company(1)

			Value of
			Non-qualified
			Retirement	Value of	Value of	Value of	Value of 280G
		Value of	Plan	Supplemental	Vested	Unvested	Excise Tax
	Total Cash	Continuation	Matching	Retirement	Equity	Equity	Partial
	Severance	of Benefits(2)	Contributions	Benefits(3)	Awards(4)	Awards(5)	Protection(6)
Incumbent	(a)	(b)	(c)	(d)	(e)	(f)	(g)	Total
J.P. London	$1,071,900	$131,322	$638,879	$—	$2,930,822	$1,617,385	$ N/A	$6,390,308
Paul M. Cofoni	1,400,000	11,217	120,801	688,603	—	—	N/A	2,220,621
William M. Fairl	475,000	9,122	174,933	—	351,918	—	N/A	1,010,973
Thomas A. Mutryn	335,000	17,952	9,123	—	—	—	N/A	362,075
Randall C. Fuerst	360,000	9,122	41,316	—	12,087	—	N/A	422,525
____________________

(1)	Assumes that the NEO resigned for “good reason” or was terminated without cause.

(2)	Assumes that Dr. London is entitled to receive lifetime medical benefits as previously described, and that Messrs. Cofoni, Fairl, and Mutryn are entitled to receive continuation of health benefits following the date of separation for twelve or six months, as discussed above. For Dr. London, the table value represents the present value (using a discount rate of 2.48%) of continued current medical and dental insurance coverage less Dr. London’s estimated portion of the cost, plus the amount required to cover all estimated applicable local, state and federal income and payroll taxes imposed with respect to such payments over Dr. London’s expected life span (based upon IRS Life Expectancy Tables). For Messrs. Cofoni, Fairl and Mutryn, the table value represents the total values of continued current medical and dental insurance coverage over the duration of the coverage period, less the executive’s current portion of the cost, plus the amount required to cover all estimated applicable local, state and federal income and payroll taxes imposed with respect to such payment.

(3)	Represents the present value of benefits accrued by Mr. Cofoni through June 30, 2009 under the SERP. The accrued benefits are to be paid to Mr. Cofoni over his expected remaining lifespan.

(4)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the vested portion of the equity awards. Messrs. Fairl and Fuerst also have vested RSUs purchased via the MSPP with receipt deferred beyond the vesting date.

(5)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the unvested portion of the equity awards. Dr. London’s unvested equity awards would vest.

(6)	As described above under “Employment and Severance Agreements,” Executives are entitled to partial protection against IRC section 280G excise taxes only in the event of termination after a change of control.

Separation Payment following a Change of Control(1)

			Value of
			Non-qualified
			Retirement	Value of	Value of	Value of	Value of 280G
		Value of	Plan	Supplemental	Vested	Unvested	Excise Tax
	Total Cash	Continuation	Matching	Retirement	Equity	Equity	Partial
	Severance(2)	of Benefits(3)	Contributions	Benefits(4)	Awards(5)	Awards(6)	Protection(7)
Incumbent	(a)	(b)	(c)	(d)	(e)	(f)	(g)	Total
J.P. London	$5,032,712	$131,322	$638,879	$—	$2,930,822	$1,617,385	$—	$10,351,120
Paul M. Cofoni	4,647,696	11,217	120,801	688,603	—	2,073,015	500,000	8,041,332
William M. Fairl	2,470,113	9,122	174,933	—	351,918	1,066,212	—	4,072,298
Thomas A. Mutryn	1,418,215	17,952	36,493	—	—	835,460	—	2,308,120
Randall C. Fuerst	1,399,582	9,122	55,088	—	12,087	692,116	—	2,167,995
____________________

(1)	Assumes that the NEO resigned for “good reason” or was terminated without cause within one year of a change in control, except in Dr. London’s case where he is also entitled to such termination payment if he voluntarily terminates his employment for any reason within one year of a change in control.

(2)	Includes incentive plan amounts earned but not yet paid for fiscal year 2009.

(3)	Assumes that Dr. London is entitled to receive lifetime medical benefits as previously described, and that Messrs. Cofoni, Fairl, and Mutryn are entitled to receive continuation of health benefits following the date of separation for twelve or six months, as discussed above. For Dr. London, the table value represents the present value (using a discount rate of 2.48%) of continued current medical and dental insurance coverage less Dr. London’s estimated portion of the cost, plus the amount required to cover all estimated applicable local, state and federal income and payroll taxes imposed with respect to such payments over Dr. London’s expected life span (based upon IRS Life Expectancy Tables). For Messrs. Cofoni, Fairl and Mutryn, the table value represents the total values of continued current medical and dental insurance coverage over the duration of the coverage period, less the executive’s current portion of the cost, plus the amount required to cover all estimated applicable local, state and federal income and payroll taxes imposed with respect to such payment.

(4)	Represents the present value of benefits accrued by Mr. Cofoni through June 30, 2009 under the SERP. The accrued benefits are to be paid to Mr. Cofoni over his expected remaining lifespan.

(5)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the vested portion of the equity awards. Messrs. Fairl and Fuerst also have vested RSUs purchased via the MSPP with receipt deferred beyond the vesting date.

(6)	Based on the difference between the closing price per share of the Company’s common stock as of June 30, 2009 less the applicable exercise price of the unvested portion of the equity awards. All equity awards to NEOs would vest upon a change in control.

(7)	As described above under “Employment and Severance Agreements,” Executives are entitled to partial protection against IRC section 280G excise taxes in the event of termination after a change in control. Specifically, their severance agreements provide for a one-time payment to the executive equal to the lesser of two-thirds of the excise tax payable by the executive and $500,000. Based on the assumptions used in the preparation of the table, a payment of $500,000 would be paid to Mr. Cofoni as partial reimbursement of IRC section 280G excise taxes that would be incurred by Mr. Cofoni. No IRC section 280G liabilities are expected to be incurred by any of the other NEOs.

DIRECTOR COMPENSATION

     Each Director not employed by the Company or any of its subsidiaries is compensated according to the following arrangements for his service as a Director, including participation in meetings of the full Board and the Committee(s) of which he is a member:

  Full Board — $50,000 annual retainer for up to four meetings per year and $1,500 for each additional in-person meeting of any length. Additional phone meetings of any length are $500 per meeting. In fiscal year 2009, stockholders approved an amendment to the Company’s 2006 Stock Incentive Plan that modified director equity grants from a set number of non-qualified stock options to an award of RSUs expressed as a dollar value, in an amount established from time to time by the Compensation Committee. Such RSU awards are made on the date of the Annual Meeting of Stockholders at which such election occurs, based on the closing price per share of the Company’s common stock on that date. For fiscal year 2009, each returning director was granted $80,000 in RSUs, and newly elected directors received $160,000 in RSUs; these same amounts were approved by the Compensation Committee for fiscal year 2010, based upon the recommendation of their independent outside compensation consultant. Under the Company’s Director Stock Purchase Plan (DSPP), Directors may also elect to receive RSUs in lieu of up to one hundred percent (100%) of their annual retainer, with such election to be made prior to the commencement of the effective calendar year. The number of issued RSUs is based on the fair market value of the stock on the date of award.

  Audit Committee — $6,000 for up to four meetings per year and $1,500 for each additional in-person meeting of any length. Additional phone meetings of any length are $500 per meeting. The Chairman of this Committee receives an additional $10,000 per year.

  Security and Risk Assessment Committee — $6,000 for up to four meetings per year. Additional in-person meetings are $750. Additional phone meetings of any length are $500 per meeting.

  Compensation Committee — $6,000 for up to four meetings per year and $1,500 for each additional in-person meeting of any length. Additional phone meetings of any length are $500 per meeting. The Chairman of this Committee receives an additional $8,000 per year.

  Executive Committee — $1,500 per meeting.

  Investor Relations Committee — $6,000 for up to four meetings per year and $1,250 for each additional in-person meetings of any length. Additional phone meetings of any length are $500 per meeting. The Chairman of this Committee receives an additional $4,000 per year.

  Corporate Governance and Nominating Committee — $6,000 for up to four meetings per year and $1,250 for each additional in-person meeting of any length. Additional phone meetings of any length are $500 per meeting. The Chairman of this Committee receives an additional $4,000 per year.

  Strategic Assessment Committee — $6,000 for up to four meetings per year and $1,250 for each additional in-person meetings of any length. Additional phone meetings of any length are $500 per meeting.

     Dr. London and Mr. Cofoni received no separate compensation for their service as directors, except that they, like all directors, are eligible to be reimbursed for expenses associated with attending meetings of the Board and its Committees.

     During fiscal year 2009, in addition to the retainer and Committee meeting fees, Dr. Phillips received compensation of $36,000 for additional services performed as a director in connection with the Committees on which he serves.

     The Committee has also adopted stock ownership requirements for outside members of the Board to align the interest of stockholders and directors. The Committee expects outside directors to own common stock equal to a multiple of the Board member’s annual retainer. Outside directors are expected to own common stock equal to three times their annual retainer within three years following election to the Board; five times their annual retainer within five years following election to the Board; and six times their annual retainer within seven years following election to the Board (or by December 1, 2009 for Board members elected prior to December 1, 2002). Shareholdings are measured annually to determine compliance with the guidelines. If the director’s ownership does not meet the measurement multiple set for that timeframe, then the director is ineligible to receive equity awards under the Company’s 2006 Stock Incentive Plan until the criteria is met, and for an additional one-year period thereafter. In addition, if the Committee determines that the director was not in compliance with the guidelines at any past point in time, then the Committee may rescind equity awards made to the director during the period of non-compliance. All outside directors, with the exception of Mr. Phillips, currently meet their required stock holding requirement.

     Director stock ownership requirements will be reviewed in fiscal year 2010 to determine if similar changes to those enacted for senior officers, as described above, should be adopted.

     The table below summarizes the compensation information for fiscal year 2009 for each of the Company’s non-employee directors who were directors at any time during that fiscal year.

					Change in
					Pension
				Non-Equity	Value and
				Incentive	Non-qualified
	Fees Earned	Stock	Option	Plan	Deferred	All Other
	or Paid in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name(1)	($)(2)	($)(3)	($)(3)	($)	Earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dan R. Bannister	$73,000	$53,357	$17,800	—	—	—	$144,157
James S. Gilmore III	—	—	—	—	—	—	—
Gregory Johnson	69,500	53,357	10,680	—	—	—	133,537
Richard L. Leatherwood	87,500	53,357	10,680	—	—	—	151,537
Michael J. Mancuso	18,500	—	17,800	—	—	—	36,300
James L. Pavitt	65,000	106,688	—	—	—	—	171,688
Warren R. Phillips	117,000	—	—	—	—	—	117,000
Charles P. Revoile	84,000	53,357	10,680	—	—	—	148,037
William S. Wallace	—	—	—	—	—	—	—
____________________

(1)	Mr. England was not appointed to the Board of Directors until August 2009 and, accordingly, does not appear in this table.

(2)	The amount for Mr. Mancuso reflects board fees earned and paid through November 12, 2008, the last day that he was a member of the CACI Board of Directors. Under the Company’s DSPP, Mr. Phillips elected, effective January 1, 2009, to receive 25% of his annual retainer in Restricted Stock of the Company. Mr. Phillips acquired 162 shares pursuant to his election to defer a portion of his retainer. The grant date fair value of these shares totaled $6,250. The current year deferral is included in the “Fees Earned or Paid in Cash” column.

(3)

The amounts reported in the Option Awards column and the Stock awards column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009, in accordance with SFAS 123(R), without regard to the possibility of forfeitures, for options granted in fiscal year 2008 and for RSUs granted in fiscal year 2009. We recognize expense ratably over the vesting period. Assumptions used in the calculation of these amounts are included in Note 21 to the Company’s audited consolidated financial statements for the year ended June 30, 2009, included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009 filed with the SEC on August 26, 2009. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the non-employee director. For fiscal year 2009, we awarded 2,048 RSUs to Directors Bannister, Johnson, Leatherwood, and Revoile with a grant date fair value of $80,036 each, and we awarded 4,095 RSUs to Director Pavitt with a grant date fair value of $160,033. For fiscal year 2008, we awarded 3,000 options to Directors Leatherwood, Johnson, and Revoile with an aggregate grant date fair value of $32,040, and we awarded 5,000 options to Directors Bannister and Mancuso with an aggregate grant date fair value of $53,400. The grant date fair value for RSUs granted in fiscal year 2009 ($39.08 per share) is based on the closing price of the Company’s common stock on November 19, 2008 ($39.08) and for options granted in fiscal year 2008 ($10.68 per share) is based on the closing price of the Company’s common stock on November 15, 2008 ($47.59). The outstanding number of stock options awarded to each director as of June 30, 2009 was as follows: 5,000 to Director Bannister; 8,000 to Director Johnson; 12,000 to Director Leatherwood; 5,000 to Director Mancuso; 6,000 to Director Phillips; 12,000 to Director Revoile; 0 to Director Gilmore; 0 to Director Wallace. The outstanding number of RSUs awarded to each director as of June 30, 2009 was as follows: 2,048 to Director Bannister; 2,048 to Director Johnson; 2,048 to Director Leatherwood; 4,095 to Director Pavitt; 2,048 to Director Revoile; 0 to Director Gilmore; 0 to Director Wallace.

CORPORATE GOVERNANCE

Code of Ethics

     The Company has adopted both a Director’s Code of Business Ethics and Conduct and a Standards of Ethics and Business Conduct that apply, respectively, to our Directors and to all of our employees, including our Chief Executive Officer, Chief Financial Officer, Corporate Controller, and all of our Executive Officers. Each such Director and Officer is required to review the applicable Code and to certify compliance annually. There have not been any waivers of either Code relating to any such Directors or Officers. The Company intends to disclose any waiver granted to any director, principal executive officer, principal financial officer, principal accounting officer, or any other executive officer of the Company or any amendments to the Codes, in the “Investors” section of the Company’s website at www.caci.com within four business days following the date of such amendment or waiver. The Codes are available for review on the Company’s website at www.caci.com/about/corp_gov/dir_ethics.shtml and www.caci.com/about//corp_gov/ethics.shtml, respectively, and print copies of the Codes will be provided to any stockholder upon request.

Corporate Governance Guidelines

     The Company has adopted a set of corporate governance guidelines in accordance with the requirements of Section 303A of the NYSE Listed Company Manual. Those guidelines can be found on the Company’s website at www.caci.com/about/corp_gov/corp_gov.shtml, and a print copy of the guidelines will be provided to any stockholder upon request.

Committees and Meetings of the Board of Directors

     It is the Company’s policy to encourage all Directors to attend in person its Annual Meeting of Stockholders each year as well as participate in person or, if not possible, via teleconference where feasible, in all Board of Directors and Committee meetings. Nevertheless, the Company recognizes that this may not always be possible due to conflicting personal or professional commitments. The Board held eight meetings during fiscal year 2009. All Directors attended the 2008 Annual Meeting of Stockholders held on November 19, 2008. In fiscal year 2009, each Director attended every board meeting and at least seventy-five percent (75%) of the total number of meetings held by the Committees of the Board on which he served.

     The Board had a Compensation Committee, an Executive Committee, an Audit Committee, an Investor Relations Committee, a Corporate Governance and Nominating Committee, a Security and Risk Assessment Committee, and a Strategic Assessment Committee during fiscal year 2009.

Compensation Committee

     The Compensation Committee consists of Directors Bannister, Gilmore, Leatherwood, Pavitt, and Revoile (Chairman). The Board has determined that all Compensation Committee members are independent in accordance with the NYSE’s definition and the Company’s independence criteria, which are discussed below. Committee members, including the Chairman, are appointed by and serve at the pleasure of the Board of Directors. Pursuant to its Charter, the Committee is composed of not fewer than three “independent directors” as defined in applicable regulations and stock exchange listing standards, in order to enhance the Committee’s capability to provide independent governance on behalf of the stockholders and provide management with objective guidance and support in matters within the Committee’s responsibility. In addition, it is the Board’s intention that each Committee member shall be a “non-employee director” within the meaning of Rule 16b-3 issued by the SEC, and that at least two Committee members shall be “outside directors” within the meaning of IRC section 162(m), as amended. To the extent that a Committee member is not a non-employee director or outside director, as the case may be, the member does not participate in the determination of awards subject to those regulations.

     The Committee administers the Company’s 2006 Stock Incentive Plan, the Management Stock Purchase Plan, the Director Stock Purchase Plan, and the Employee Stock Purchase Plan; determines the benefits to be granted to key employees thereunder; determines CEO compensation; determines and makes recommendations to the Board regarding compensation and benefits to be paid to Executive Officers of the Company; and maintains oversight of the Company’s Affirmative Action and Small, Disadvantaged and Minority Subcontracting activities. The Committee met six times during fiscal year 2009. The Charter of the Compensation Committee is set forth on the Company’s website at www/caci.com/about/corp_gov/comp.shtml, and a print copy of the Charter will be provided to any stockholder upon request.

Compensation Committee Interlocks and Insider Participation

     During fiscal year 2009, the members of the Compensation Committee had no relationships with the Company other than their relationship as Directors, their entitlement to the receipt of standard compensation as Directors and members of certain Committees of the Board, and their relationships to the Company as stockholders. During fiscal year 2009, no person serving on the Compensation Committee or on the Board of Directors is an Executive Officer of another entity for which any of our Executive Officers served on the compensation committee.

Executive Committee

     The Executive Committee consists of Directors Cofoni, Leatherwood, London, Phillips and Revoile. Director London serves as the Committee Chairman. The Executive Committee is responsible for providing Board input and authorization necessary in the interim between full Board meetings, and for identifying those items which merit consideration or action by the entire Board. The Executive Committee did not meet during fiscal year 2009.

Audit Committee

     The Audit Committee consists of Directors Bannister, Leatherwood, Phillips and Revoile, and included Director Mancuso until his November 2008 resignation from the Board. The Board has determined that all current Audit Committee members are independent in accordance with SEC and NYSE requirements. Director Leatherwood is the Committee Chairman and has served as such since November 20, 2003. The Board has determined that Director Leatherwood qualifies as an audit committee financial expert as that term is defined in applicable SEC regulations and has accounting or related financial management expertise within the meaning of the listing standards of the NYSE. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE. The Audit Committee is responsible for overseeing and reviewing the Company’s financial information that will be provided to stockholders and others, the system of internal controls established by management and the Board, and the annual audit conducted by the independent accountants. The Audit Committee met seven times during fiscal year 2009. The Audit Committee Charter and Pre-Approval Policy are set forth on the Company’s website at www.caci.com/about/corp_gov/audit.shtml, and a print copy of the Charter will be provided to any stockholder upon request. A report of the Audit Committee appears below in this Proxy Statement.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee consists of Directors Leatherwood, Phillips and Revoile. The Board has determined that all current Corporate Governance and Nominating Committee members are independent in accordance with the NYSE’s definition. Dr. Phillips serves as the Committee Chairman. The Corporate Governance and Nominating Committee is responsible for recommending to the Board the general criteria and qualifications for membership on the Board; identifying and selecting individuals to be nominated for election to the Board; recommending the number of Directors to be elected each year (within the bounds established by the Company’s By-laws); developing and recommending to the Board a set of general corporate governance principles; and periodically reviewing, evaluating, and proposing revisions thereto. The Board seeks members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of the stockholders. The Committee met four times during fiscal year 2009. The Charter of the Corporate Governance and Nominating Committee is set forth on the Company’s website at www.caci.com/about/corp_gov/nominating.shtml, and a print copy of the Charter will be provided to any stockholder upon request.

Criteria for Determining Board and Committee Independence

     The Board has affirmatively determined that nine of the eleven current Directors are independent in accordance with the NYSE’s definition and the Company’s independence criteria described below. Because of Dr. London’s service as Chairman of the Board and Executive Chairman of the Company and Mr. Cofoni’s service as President and Chief Executive Officer, they are not independent as defined by the NYSE rules and the Company’s independence criteria. While Mr. Johnson received more than $120,000 for consulting services provided to the Company during fiscal year 2006, his consulting agreement with the Company ended in September 2006. Therefore, effective October 1, 2009, he is independent under the NYSE rules.

     NYSE rules establish criteria for determining independence and allow the Company’s Board of Directors to adopt additional criteria and apply those criteria to making an affirmative determination whether each Director is “independent” in accordance with the NYSE definition. The following criteria have been applied by the Board in making its determination of independence with respect to all current Directors:

(1)	No Material Relationship. The Director must not have any material relationship with the Company or its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or its subsidiaries) apart from his/her service as a Director. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable, and familial relationships that exist, either directly or indirectly, between the Director and the Company.

(2)	Employment. The Director must not be nor have been an employee of the Company or any of its subsidiaries at any time during the past three years. In addition, a member of the Director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the Director’s home, other than household employees) must not have been an Executive Officer of the Company or any of its subsidiaries in the prior three years.

(3)	Other Compensation. The Director and all of his/her immediate family members must not have received, during any twelve month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries, other than in the forms of director fees and committee fees, pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(4)	Auditor Affiliation. (A) The Director or an immediate family member cannot be a current partner of a firm that is the Company’s internal or external auditor; (B) the Director cannot be a current employee of such a firm; (C) the Director cannot have an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; and (D) the Director or an immediate family member cannot have been within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

(5)	Interlocking Directorships. The Director or an immediate family member cannot be, or have been within the last three years, employed as an executive officer of another company where any of the Company’s present Executive Officers at the same time serves or served on that company’s compensation committee.

(6)	Business Transactions. The Director cannot be a current employee, and no immediate family member of the Director can be a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

Policies and Procedures for the Review and Approval of Transactions with Related Parties

     The Company reviews all relationships and transactions in which the Company and its Directors and Executive Officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s legal staff is responsible for obtaining information through questionnaires and other appropriate procedures from the directors and executive officers with respect to related party transactions and then determining whether the Company or a related person has a direct or indirect material interest in the transaction. Transactions that are determined to be material to the Company or a related person are disclosed in the Company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related-party transaction. The Audit Committee considers, among other matters, the nature, timing and duration of the transaction, the relationships of the parties to the transaction, whether the transaction is in the ordinary course of the Company’s business, the dollar value of the transaction, and whether the transaction is in the interest of the Company.

Nominating Process

     The Company’s By-laws describe the procedure by which the Board, a Board Committee, or stockholder who is entitled to vote and meets the By-laws’ advance notification requirements may recommend a candidate for nomination as a Director.(1) The Corporate Governance and Nominating Committee is tasked with, among other things, identifying and recommending prospective Director nominees.(2) It is the Committee’s policy to consider similarly, irrespective of the source of the nomination, all Director nominee recommendations properly presented in accordance with the prescribed By-law requirements on the basis of the potential Director nominee’s background and business experience. The criteria that the Committee uses in assessing potential Director nominees is set forth in the Corporate Governance and Nominating Committee’s Charter, which is available at the Company’s website, www.caci.com/about/corp_gov/nominating.shtml.

Stockholder and Interested Party Communications with Directors

     Stockholders and interested parties may communicate directly with the Company’s Board of Directors or any Director or Committee member, including Audit Committee members, by sending correspondence to such individual c/o CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201, Attn: Arnold D. Morse, Corporate Secretary. It is the Company’s policy to forward directly to the Directors all such communications addressed to them and delivered to the Company at the above stated address.

Executive Sessions

     Pursuant to NYSE requirements, two executive sessions of non-management Directors were held during fiscal year 2009. The Chairman of the Corporate Governance and Nominating Committee acted as the presiding Director at both meetings.

PROPOSAL 2: AMENDMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, stockholders will be asked to approve an amendment to the CACI International Inc 2002 Employee Stock Purchase Plan (ESPP). The amendment was adopted, subject to stockholder approval, by the Board of Directors on June 24, 2009.

     As of June 30, 2009, a total of 108,229 shares of our common stock were still available for additional purchases under the ESPP. If the stockholders approve the proposed amendment to the ESPP, the total number of shares authorized for purchase under the ESPP (including shares that have already been purchased under the plan) will increase from 750,000 shares to 1,000,000 shares.

____________________

(1)	The Company’s By-laws describe the information submission and advanced notification requirements for stockholder recommendations of Director nominees. The Company’s By-laws, however, do not obligate the Company to include information about the candidate in the Company’s proxy materials, nor do they require the Company to permit the stockholder to solicit proxies for the candidate using Company proxy materials. For the Company’s 2010 Annual Meeting of Stockholders, stockholder notice of a potential Director nominee must be received by the Corporate Secretary of CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201 by June 22, 2010. The By-laws are available by writing to the Secretary at the above-stated address or at the Company’s website at www.caci.com/about/corp_gov/bylaws.shtml.

(2)	From time to time the Company may utilize a third party to assist in identifying and qualifying potential Director candidates.

     The principal terms of the ESPP are summarized below. The following summary of the ESPP is qualified in its entirety by reference to the complete text of the ESPP, as amended by the Board on June 24, 2009, which is attached to this proxy statement as Appendix A and incorporated herein by reference. Terms not defined herein shall have the meanings set forth in the ESPP.

Summary Description of the ESPP

     The purpose of the ESPP is to provide employees of the Company an opportunity to purchase shares of the Company’s common stock. The ESPP is intended to provide additional incentives to employees to make a long-term investment in the Company by providing partial reimbursement for their purchase of the Company’s common stock and by affording eligible employees the opportunity to purchase the Company’s common stock with pre-tax dollars. The ESPP has been designed to permit eligible employees to purchase the Company’s common stock, on a quarterly basis, through accumulated payroll deductions not exceeding in any calendar year the greater of: (i) twenty percent of eligible cash compensation, and (ii) $25,000 of fair market value of the Company’s common stock. Eligible cash compensation includes the employee’s base pay as of the Offering Commencement Date, as defined in the ESPP. The ESPP is intended to qualify under IRC section 423 with respect to employee stock purchase plans. Giving effect to the proposed amendment to the ESPP, the maximum number of shares authorized for purchase under the ESPP would be an aggregate of 1,000,000 shares of stock.

     To be eligible to participate in the ESPP, an employee must, among other things, be employed by the Company or one of its subsidiaries for a minimum of two months of continuous service, while customarily working twenty or more hours each week. Excluded from participating are owners of five percent or more of the Company’s common stock and highly compensated employees as defined in the ESPP (see Appendix A to this Proxy Statement).

     At the commencement of each three-month offering period as defined in the ESPP, and subject to ESPP purchase limits, each participant has the option to acquire a number of shares based on the amount of his or her payroll deductions at a share price equal to ninety-five percent of the fair market value per share of the Company’s common stock on the last day of such offering period.

     The ESPP is administered by the Compensation Committee of the Board of Directors of the Company (Committee), at the expense of the Company. The Committee consists of not less than three members of the Board of Directors who are not officers of the Company or in the employ of the Company. The Committee is also responsible for questions involving the administration and interpretation of the ESPP. The ESPP may be amended or terminated by the Board at any time, subject to certain restrictions.

     The Board believes that the ESPP provides the following benefits to the Company and its stockholders: by facilitating increases in employee stock ownership, it increases the stake that employees have in the Company and aligns the interests of a greater number of employees with the interests of the stockholders. In addition, the availability of the ESPP is likely to aid the Company in its efforts to recruit and retain employees.

New Plan Benefits

     As benefits under the ESPP depend upon employees’ elections to participate in the plan and the fair market value of the shares of the Company’s common stock at various future dates, it is not possible to determine future benefits that will be received by executive officers and other employees under the plan.

Federal Income Tax Information With Respect To the ESPP

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to the purchase of stock under the ESPP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences.

     Purchase Options granted pursuant to the ESPP are intended to qualify as options issued under an “employee stock purchase plan” within the meaning of IRC section 423. Under IRC section 423, employees will not realize taxable income upon the grant of a purchase right under the ESPP or when they complete their purchase for cash and receive delivery of the Company’s common stock which they are eligible to purchase, provided such purchase occurs while they are employed or within three months after termination of employment. If no disposition of the Company’s common stock acquired through the ESPP is made within two years after the date of its grant or within one year after the date of its acquisition, any gain or loss that may be realized on the ultimate sale will be treated as long term capital gain or loss. Upon a sale of the Company’s common stock by the employee prior to the expiration of the two-year and one-year periods referred to above, or the death of the employee while holding such the Company’s common stock, the employee will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the Company’s common stock on the last day of the offering period over the amount paid upon purchase of the Company’s common stock, or, if less, the excess of the Company’s common stock’s value at the time of such disposition or death, as the case may be, over the original purchase price. The amount of ordinary income recognized by the employee will decrease the capital gain or increase the capital loss recognized by the employee on the sale of the Company’s common stock.

Required Vote and Recommendation

     Stockholder approval of this proposal requires the vote of the holders of a majority of the shares of the Company’s common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. For purposes of the vote on this proposal, abstentions will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal.

The Board recommends that stockholders vote FOR the amendment to the ESPP authorizing an additional 250,000 shares for purchase.

PROPOSAL 3: AMENDMENT OF THE 2006 STOCK INCENTIVE PLAN

     At the Annual Meeting, stockholders will be asked to approve an amendment to the CACI International Inc 2006 Stock Incentive Plan (the 2006 Plan). The 2006 Plan was originally adopted by the Board on August 16, 2006 and was approved by the stockholders at the November 16, 2006 Annual Meeting. On August 13, 2008, the Board approved an amendment and restatement of the 2006 Plan (the 2008 Amendment) which was approved by the Company’s stockholders at the November 19, 2008 Annual Meeting. On August 12, 2009, the Board approved an amendment and restatement of the 2006 Plan (Amended and Restated 2006 Plan).

     The Company is seeking stockholder approval of the Amended and Restated 2006 Plan. Stockholder approval is required to: (1) satisfy section 422 of the IRC such that certain stock options will qualify as incentive stock options under the IRC, and (2) satisfy applicable NYSE listing standards that, in general, require stockholder approval of equity plans and material amendments thereto.

     Below is a summary of the changes contained in the Amended and Restated 2006 Plan, followed by a description of the material features of the Amended and Restated 2006 Plan. The summary and description do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2006 Plan, which is attached to this proxy statement as Appendix B and incorporated herein by reference. Stockholders are encouraged to read the text of the Amended and Restated 2006 Plan in its entirety.

Proposed Amendments to the 2006 Plan

     Under the Amended and Restated 2006 Plan, the number of shares of Common Stock authorized for grant in the form of Restricted Stock, Restricted Stock Units (RSUs), or Unrestricted Stock will increase to 2,500,000, up from 1,500,000 shares under the 2008 Amendment. As of June 30, 2009, 751,576 shares remain available to be granted in the form of Restricted Stock, RSUs, or Unrestricted Stock.

     The Board believes that the Amended and Restated 2006 Plan, including the increase in the number of shares authorized for grant in the form of restricted stock, RSUs, or unrestricted stock to 2,500,000 shares, will benefit the Company and its stockholders by allowing the Company to continue to achieve the objectives of the 2006 Plan: (i) to increase the stake of key employees and executives in the success of the Company; (ii) to align the interests of awardees under the Amended and Restated 2006 Plan with the interests of the stockholders; (iii) to keep pace with the Company’s increase in number of employees due to both the Company’s internal growth and outside acquisition activities; and (iv) to aid the Company in its efforts to recruit and retain highly qualified individuals. The Board believes that the grant of awards under the Amended and Restated 2006 Plan will not result in an unacceptable level of dilution to the interests of public stockholders and that the Company’s financial performance and the resulting performance of the Common Stock indicate that the benefits of the Amended and Restated 2006 Plan could more than offset any such potential dilution.

Summary Description of the Amended and Restated 2006 Plan

Purpose

     The Amended and Restated 2006 Plan is designed to promote the long-term growth and profitability of the Company by: (i) providing directors and employees with incentives to improve stockholder value and to contribute to the growth and financial success of the Company; and (ii) enabling the Company to attract, retain and reward key employees.

Types of Awards

     The Amended and Restated 2006 Plan will authorize the grant of: (i) incentive stock options, or options to purchase our common stock intended to qualify as incentive stock options, as defined in section 422 of the IRC; (ii) options that do not so qualify, known as non-qualified stock options; (iii) shares of stock at no cost or at a purchase price set by the Compensation Committee , subject to restrictions and conditions determined by the Compensation Committee, referred to in this proxy statement as restricted stock; (iv) unrestricted shares of stock at prices set by the Compensation Committee, referred to in this proxy statement as unrestricted stock; (v) rights to acquire shares of our common stock upon the terms and conditions stated in the Amended and Restated 2006 Plan, known as restricted stock units (RSUs); (vi) rights to receive cash payments based on or measured by appreciation in the market price of the Company’s common stock, referred to in this proxy statement as stock appreciation rights; (vii) rights to receive payment in shares of Company stock based on or measured by appreciation in the market price of the Company’s common stock, referred to in this proxy statement as stock settled stock appreciation rights (SSARs); and (viii) performance awards, or awards that can be in the form of incentive and non-qualified stock options, restricted stock, RSUs, stock appreciation rights, SSARs, and/or unrestricted stock and that are conditioned on the attainment of specified performance measures, referred to in this proxy statement as performance awards.

Shares Subject to the Plan; Limitations

     Up to 3,500,000 shares of the Company’s common stock (subject to adjustment upon certain changes in the capitalization of the Company), plus the 894,130 unused shares available under the 1996 Stock Incentive Plan, may be issued pursuant to awards granted under the Amended and Restated 2006 Plan. No more than 2,500,000 shares of the Company’s common stock may be awarded in the form of restricted stock, RSUs, or unrestricted stock. No covered employee (generally, the Chief Executive Officer and the four highest paid executive officers other than the Chief Executive Officer) may be granted awards under the Amended and Restated 2006 Plan with respect to more than 300,000 shares of the Company’s common stock in any calendar year. Vesting of awards must take a minimum of three years for shares that vest based upon continuous service and at least one year for shares that vest based on performance. Awards may also become fully vested upon a change in control of the Company, disability, death, or retirement on or after age 65.

Eligibility

     Awards may be granted under the Amended and Restated 2006 Plan to members of our Board, officers and key employees. Non-employee directors are eligible only for grants of RSUs. As of September 22, 2009, approximately 120 individuals were eligible to participate in the Amended and Restated 2006 Plan.

Administration

     The Amended and Restated 2006 Plan is administered by the Compensation Committee, which also has the power to delegate responsibility. The Compensation Committee will select the individuals to whom awards will be granted and will determine the terms of each award, subject to the provisions of the Amended and Restated 2006 Plan.

Terms of Awards

     No options may extend for more than ten years from the date of grant (five years in the case of an incentive stock option recipient who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, referred to as greater-than-ten-percent-stockholders). The exercise price of any options granted under the Amended and Restated 2006 Plan must be at least equal to the fair market value of the Company’s Common Stock on the date of grant (110% of fair market value in the case of incentive stock options of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable by an employee or officer (non-employee directors are not eligible to receive incentive stock options) in any calendar year may not exceed $100,000. The Company cannot reprice previously granted awards without obtaining stockholder approval. In addition, upon the granting by the Compensation Committee of stock appreciation rights or SSARs, all shares underlying the grant of stock appreciation rights or SSARs (not just those shares paid to the executive upon exercise of the stock appreciation right or SSAR) will be unavailable for further grants.

     Incentive stock options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the recipient’s lifetime, only by the recipient. Awards other than incentive stock options may be transferable, with the Compensation Committee’s permission, by gift or domestic relations order to members of the recipient’s family or a trust or other entity established for such family members. Incentive stock options generally may not be exercised after (i) termination of the recipient’s employment by the Company for cause; (ii) ninety days after termination of the recipient’s employment by the Company without cause or by the recipient voluntarily, including retirement in accordance with the Company’s policy; (iii) one year following the recipient’s termination of employment with the Company by reason of disability; and (iv) two years following a recipient’s death if the recipient’s death occurs prior to termination of employment with the Company. The terms and conditions of all other awards, if any, are determined by the Compensation Committee in connection with each grant.

Amendment and Termination

     The Board may amend or terminate the Amended and Restated 2006 Plan or any portion thereof at any time without further approval of the Company’s stockholders unless such amendment would (i) increase the number of shares of stock subject to the Amended and Restated 2006 Plan; (ii) require shareholder approval under the terms of the Amended and Restated 2006 Plan; or (iii) require shareholder approval to comply with any tax or regulatory requirement or rule of any national securities exchange upon which the Company’s stock is listed or quoted. The Compensation Committee may make minor or administrative amendments to the Amended and Restated 2006 Plan and amendments that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. Neither the 2006 Amended and Restated Plan nor any award made thereunder may be amended in a manner that would materially adversely affect any outstanding award previously made without the approval of the participant.

Federal Income Tax Information With Respect To the Amended and Restated 2006 Plan

     The grantee of a non-qualified stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise thereof, the difference between the fair market value of the underlying shares of the Company’s common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option, taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-incentive stock option.

     The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive stock option. If no disposition of shares acquired upon exercise of the incentive stock option is made by the option holder within two years from the date of the grant of the incentive stock option or within one year after exercise of the incentive stock option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive stock option is treated as compensation to the employee, taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

     The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

     In connection with the sale of shares covered by incentive stock options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive stock option within two years after the date of the grant or one year after the exercise of the incentive stock option), subject to certain limitations on the deductibility of compensation paid to executives, including the deductibility limitation under section 162(m) of the IRC, unless the grant of the incentive stock option is included as part of a performance award that qualifies as performance-based compensation under section 162(m) of the IRC.

     With respect to all non-option awards, including performance awards that are granted in a form other than options, the recipient is taxed on the full value of the Company’s common stock transferred and/or cash distributed to him or her as ordinary income. The Company will be allowed a deduction for these amounts in the year of transfer or distribution, subject to the deductibility limitations under section 162(m) of the IRC as described below.

     The Company is subject to section 162(m) of the IRC, which prohibits the Company from claiming a federal income tax deduction for compensation in excess of $1 million paid in a given fiscal year to the Chief Executive Officer and the four most highly compensated Executive Officers other than the Chief Executive Officer at the end of that fiscal year. The $1 million limitation does not apply to performance-based compensation. Under applicable rules, options and awards granted under a stock incentive plan that has been approved by the stockholders of a publicly held corporation and that meet other criteria will qualify as “performance-based compensation” under section 162(m). As part of the section 162(m) requirements, the plan must state a maximum number of awards that a participant may receive in any one year; the Amended and Restated 2006 Plan sets a limit of 300,000 shares to covered employees and in no event more than 2,500,000 shares in the form of restricted stock, RSUs, or unrestricted stock.

New Plan Benefits

     The specific amounts of benefits payable in the future to participants in the Amended and Restated 2006 Plan are not fully determinable because the amounts of the grants of such awards have not been established. The Company generally makes an annual grant in July or August of each year to its eligible employees and makes an annual grant in November of each year to its non-employee directors in connection with the annual stockholders’ meeting. The following chart is completed based on the grants awarded in August 2009 to eligible employees and an estimate of the amount to be awarded in November 2009 to non-employee directors.

NEW PLAN BENEFITS
Amended and Restated 2006 Plan

	RSUs
	Dollar Value	Number
Name and Position	($)(1)	of Units
J.P. London	719,869	15,680
Chairman of the Board and Executive Chairman
Paul M. Cofoni	1,999,840	43,560
President and Chief Executive Officer
William M. Fairl	750,169	16,340
President, U.S. Operations
CACI, INC.-FEDERAL
Thomas A. Mutryn	1,100,004	23,960
Executive Vice President, Chief
Financial Officer and Treasurer
Randall C. Fuerst	584,893	12,740
Chief Operating Officer,
CACI, INC.-FEDERAL
Executive Group (six persons)	5,590,002	121,760
Non-Executive Director Group	960,000	20,548
Non-Executive Officer Employee Group	8,819,770	192,110
____________________

(1)

Amounts represent the grant date fair value of RSUs awarded on August 18, 2009 in the case of eligible employees or to be awarded in November 2009 in the case of non-employee directors. In the case of grants to eligible employees, the amounts were determined by multiplying the number of units awarded by the closing price of the Company’s common stock as reported on the NYSE on August 18, 2009. In the case of grants to be awarded to non-employee directors, the dollar value to be granted to each non-employee director was approved by the Compensation Committee on March 18, 2009. The estimated number of units was determined by dividing the dollar value by the closing price of the Company’s common stock as reported on the NYSE on September 21, 2009.

Required Vote and Recommendation

     Stockholder approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal. Although they will be counted as present for quorum purposes, broker non-votes will not be treated as votes cast. Abstentions, which are also counted as present for quorum purposes, will be treated as votes cast. For purposes of the vote on this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% of all shares entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

The Board recommends that stockholders vote FOR the amendment to the Amended and Restated 2006 Plan.

Equity Compensation Plan Information

     The following table provides additional information as of June 30, 2009 regarding shares of the common stock of the Company authorized for issuance under its equity compensation plans.

			Number of Securities
	Number of		Remaining Available
	Securities to be Issued	Weighted Average	For Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plan (Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans
Approved by Stockholders(1)	4,018,754 (2)	$47.76 (3)	3,313,777 (4)

Equity Compensation Plans Not
Approved by Stockholders	0	0	0

Total	4,018,754	$47.76	3,313,777
____________________

(1)

The equity compensation plans approved by the stockholders of the Company are the CACI International Inc 2006 Stock Incentive Plan (the 2006 Plan), the DSPP, the MSPP, and the ESPP. The 2006 Plan was approved by the stockholders on November 16, 2006, amended by the stockholders on November 19, 2008, and replaced the 1996 Stock Incentive Plan (the 1996 Plan). Under the terms of the 2006 Plan, the Company may issue, among others, non-qualified stock options, restricted stock, restricted stock units (RSUs) and stock –settled appreciation rights (SSARs). The DSPP allows Directors to elect to receive RSUs at the market price of the Company’s common stock on the date of the award in lieu of up to 100 percent of their annual retainer fees. The MSPP allows those senior executives with stock holding requirements a mechanism to receive RSUs in lieu of up to 100 percent of their annual bonus compensation. The ESPP allows eligible full-time employees to purchase shares of the Company’s common stock at 95 percent of the fair market value of a share of common stock on the last day of each quarter.

(2)

The number of securities to be issued upon exercise or vesting under stock purchase plans approved by stockholders as of June 30, 2009 is as follows: 1996/2006 Plan, 3,957,859; the DSPP, 162; and the MSPP, 60,733.

(3)

Represents the weighted average exercise price of the stock options and SSARs issued under the 1996/2006 Plan that were outstanding as of June 30, 2009. The weighted average exercise price above does not include the weighted average market prices of shares underlying RSUs issued under the DSPP, MSPP, ESPP, and the 1996/2006 Plan.

(4)

The remaining number of securities available for issuance under stock purchase plans approved by stockholders as of June 30, 2009 is as follows: 1996/2006 Plan, 2,745,176; the DSPP, 72,364; the MSPP, 388,008; and the ESPP, 108,229.

PROPOSAL 4: ADJOURNMENT OF THE MEETING IF NECESSARY
TO PERMIT FURTHER SOLICITATION OF PROXIES

     If, at the time the Company convenes the Annual Meeting, the total votes cast on Proposal 2 or 3 above are insufficient to meet requirements for approval of that proposal, then Proposal 2 or 3 could not be approved unless the Company adjourns the Annual Meeting to reconvene at a later date in order to permit management to solicit additional proxies. In order to allow proxies received at the time of the Annual Meeting to be voted for such an adjournment, if necessary, the Company is submitting the question of adjournment under those circumstances to you, our stockholders, as a separate procedural matter for your consideration. If a quorum is present, a majority of the votes properly cast on this matter is necessary for the matter to be approved. Votes to abstain are treated as votes cast. Broker non-votes are not treated as votes cast.

The Board recommends that stockholders vote FOR adjournment of the meeting, if necessary, to permit further solicitation of proxies.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP currently serves as the Company’s independent auditors, and that firm conducted the audit of the Company’s accounts for fiscal year 2009. The Audit Committee has appointed Ernst & Young LLP to serve as independent auditors to conduct an audit of the Company’s accounts for fiscal year 2010.

     Selection of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If a quorum is present, a majority of the votes properly cast on this matter is necessary for the matter to be approved. Votes to abstain are treated as votes cast. Broker non-votes are not treated as votes cast. If the stockholders fail to vote in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote in favor of the appointment, on an advisory basis, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board recommends that stockholders vote FOR ratification of Ernst & Young LLP as independent auditors.

INDEPENDENT AUDITOR FEES

Pre-Approval Policies and Procedures

     The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below. All audit services were pre-approved by the Audit Committee.

     From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

     The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

     The following is a summary of the fees for professional services rendered by Ernst & Young LLP for the fiscal years ended June 30, 2008 and June 30, 2009.

	June 30,
	2009	2008
Audit Fees(1)	$1,233,702	$1,390,009
Audit-Related Fees(2)	194,172	91,000
Tax Fees(3)	263,064	152,190
Total	$1,690,938	$1,633,199
____________________

(1)

Audit Fees include fees paid to Ernst & Young LLP for professional services rendered for the audit of the Company’s consolidated financial statements (including the audit of internal control over financial reporting) and review of the Company’s consolidated quarterly statements. These fees also include fees for services that are normally provided in connection with the Company’s statutory and regulatory filings.

(2)

Audit-Related Fees consist of fees paid to Ernst & Young LLP for assurance and related services provided in connection with the audit of the Company’s 401(k) plan financial statements and acquisition related due diligence matters.

(3)	Tax Fees are fees paid to Ernst & Young LLP for professional services rendered for tax compliance, tax advice, and tax planning.

AUDIT COMMITTEE REPORT FOR FISCAL YEAR 2009

     The members of the Company’s Audit Committee are Dan R. Bannister, Richard L. Leatherwood, Warren R. Phillips, and Charles P. Revoile.

     In accordance with the Audit Committee Charter, the Audit Committee of the Board (the Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee Charter was first adopted by the Board in June 1994 and has been reviewed annually and amended as necessary since that date. Each member of the Committee qualifies as “independent” in accordance with Rule 10A-3 of the Securities and Exchange Act and the requirements of the NYSE Listed Company Manual, Sections 303A.01, 303A.02, 303A.06, and 303A.07. In fulfilling its responsibilities as set forth in the Audit Committee Charter, the Committee has accomplished the following:

1.	It has reviewed and discussed the audited financial statements with management;

2.

It has discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement of Accounting Standards 61, Communication with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

3.	It has received the written disclosures and the letter from Ernst & Young LLP, pursuant to the applicable requirements of the Public Company Accounting Oversight Board;

4.	It has discussed with Ernst & Young LLP its independence pursuant to the applicable requirements of the Public Company Accounting Oversight Board; and

5.

Based on the review and discussions described in subparagraphs (1) through (4) above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 for filing with the SEC.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Dan R. Bannister	Richard L. Leatherwood
Warren R. Phillips	Charles P. Revoile

SOLICITATION

     The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of solicitation of proxies will be borne by the Company. The firm of Morrow & Co. LLC, 470 West Avenue, Stamford CT 06902, has been retained to assist in soliciting proxies at a fee not to exceed $8,000, plus expenses. The Company may also reimburse banks, brokers, nominees, and other fiduciaries for postage and reasonable clerical expenses incurred by them in forwarding the proxy material to their principals. Proxies may be solicited without extra compensation by certain officers, directors and other employees of the Company, by telephone or telegraph, by personal contact, or by other means.

FUTURE STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for its 2010 Annual Meeting, the proposal must comply with SEC Rule 14a-8 and any other applicable rules. Rule 14a-8 requires that any such proposal must be received by the Secretary of the Company at its principal executive offices at 1100 North Glebe Road, Arlington, Virginia 22201 at least 120 days prior to the anniversary date of the mailing of this proxy statement. This proxy statement was mailed on or about October 7, 2009. Therefore, the date by which proposals must be received under Rule 14a-8 will be June 9, 2010.

     Stockholders of record who do not submit proposals for inclusion in the Company’s proxy materials but who intend to submit a proposal at the 2010 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Secretary and received at the Company’s principal executive offices no later than June 22, 2010. The written notice must satisfy certain requirements specified in the Company’s By-laws. A copy of the By-laws will be sent to any stockholder upon written request to the Secretary, and the By-laws are also available for free on the Company’s website, www.caci.com/about/corp_gov/bylaws.shtml, and the SEC’s website, www.sec.gov.

AVAILABILITY OF FORM 10-K

     The Company will provide without charge to each person solicited by this Proxy Statement a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2009, including financial statements and financial statement schedules but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and the Company will furnish a copy of any such exhibit to any person who requests one upon the payment of our reasonable expenses in providing the requested exhibit. For further information, contact David L. Dragics, Senior Vice President, Investor Relations, CACI International Inc, 1100 North Glebe Road, Arlington, Virginia 22201, telephone 703-841-7800. The Company’s Annual Report on Form 10-K and its other filings with the SEC, including the exhibits, are also available at no cost at http://investor.shareholder.com/caci/sec.cfm and the SEC’s website, www.sec.gov.

OTHER MATTERS

     As of this date, the Board knows of no business which may properly come before the meeting other than that stated in the Notice of Meeting accompanying this Proxy Statement. Should any other business arise, proxies given in the accompanying form will be voted in accordance with the discretion of the person or persons named therein.

By Order of the Board of Directors

Arnold D. Morse, Secretary
Arlington, Virginia Dated: October 7, 2009

APPENDIX A

CACI INTERNATIONAL INC

2002 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

CACI INTERNATIONAL INC
2002 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

1. PURPOSE.

      The CACI International Inc 2002 Employee Stock Purchase Plan (the “Plan”), as amended, is intended to provide a method whereby employees of CACI International Inc (the “Company”) will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

(a)	“Compensation” means, for the purpose of any Offering pursuant to this Plan, the total remuneration paid to an Employee by the Company. Notwithstanding the forgoing, Compensation shall include deferred compensation paid to the Employee pursuant to salary reduction contributions under a cash or deferred arrangement pursuant to Section 401(k) of the Code, salary reduction amounts under a cafeteria plan pursuant to Section 125 of the Code, and salary reduction amounts pursuant to a qualified transportation fringe benefit program pursuant to Section 132(f) of the Code.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Committee” means the Compensation Committee of the Board.

(d)	“Common Stock” means the common stock, $0.10 par value per share, of the Company.

(e)	“Company” shall also include any Parent or Subsidiary of CACI International Inc designated by the Board, unless the context otherwise requires.

(f)	“Employee” means any person who is customarily employed at least 20 hours per week and more than five months in a calendar year by the Company.

(g)	“Parent” shall mean any present or future corporation which is or would constitute a “parent corporation” as that term is defined in Section 424 of the Code.

(h)	“Subsidiary” shall mean any present or future corporation which is or would constitute a “subsidiary corporation” as that term is defined in Section 424 of the Code.

3. ELIGIBILITY.

(a)	Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

(b)	Each employee shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereafter defined, following the completion of two (2) full calendar months of continuous service with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the Plan:

(i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary; for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee; or

(ii)

if the grant permits the employee’s rights to purchase stock under all Section 423 employee stock purchase plans of the Company and any Parent or Subsidiary to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply; or

(iii)

if the employee is a “highly compensated employee” within the meaning of Section 414(q) of the Code who earns at least $200,000, as adjusted for cost of living increases in accordance with Section 401(a)(17)(B) of the Code. If an employee’s base pay is less than the Section 401(a)(17)(B) limit, then such employee will be eligible to participate until such time during any calendar year as his annual base salary plus bonuses paid to date exceed the Section 401(a)(17)(B) limit. The employee would cease to be an eligible participant as of that date for the remainder of such calendar year.

4. OFFERING DATES.

      The right to purchase stock hereunder shall be made available by a series of three-month offerings (the “Offering” or “Offerings”) to employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement (“Offering Commencement Date”) and termination date (“Offering Termination Date”) for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5. PARTICIPATION.

      Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the office of the Plan Administrator 20 days prior to an applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4. A participant who obtains shares of Common Stock in one Offering will be deemed to have elected to participate in each subsequent Offering, provided such participant is eligible to participate during each such subsequent Offering and provided that such participant has not specifically elected not to participate in such subsequent Offering. Such participant will also be deemed to have authorized the same payroll deductions under Paragraph 6 hereof for each such subsequent Offering as in the immediately preceding Offering; provided however, that, during the enrollment period prior to each new Offering, the participant may elect to change such participant’s payroll deductions by submitting a new payroll deduction authorization form.

6. PAYROLL DEDUCTIONS.

(a)

At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during any Offering in which he is a participant at a specified percentage of his Compensation paid during the Offering period; said percentage shall be in increments of one percent up to a maximum percentage of twenty percent.

(b)

Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and subject to the last sentence of Paragraph 5 shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Paragraph 10.

(c)	All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

(d)	A participant may withdraw from the Plan at any time during the applicable Offering period.

7. GRANTING OF OPTION.

(a)

Except as provided in clause (ii) of Paragraph 3(b), on the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to two times an amount determined as follows: ninety-five percent (95%) of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the percentage of the employee’s Compensation which he has elected to have withheld (but no more than 20%) multiplied by the employee’s Compensation over the Offering period. Such market value per share of the Common Stock shall be determined as provided in Paragraph 7(b).

(b)

The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be ninety-five percent (95%) of the closing price per share on the Offering Termination Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq National Market System or, if the Common Stock is not listed on the Nasdaq National Market System but is otherwise publicly traded over-the-counter, ninety-five percent (95%) of the mean of the bid and asked prices per share on the Offering Termination Date or, if the Common Stock is not traded over-the-counter, ninety-five percent (95%) of the fair market value on the Offering Termination Date as determined by the Committee.

8. EXERCISE OF OPTION.

(a)

Unless a participant gives written notice to the Plan Administrator as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted the employee pursuant to Paragraph 7(a)), and any excess in his account at that time, other than amounts representing fractional shares, will be returned to him.

(b)

Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Plan Administrator, to have the excess cash returned to him.

9. ISSUANCE AND DELIVERY OF SHARES.

      The shares subject to the options under the Plan may be issued from (1) authorized but unissued shares of Common Stock; (2) Common Stock held in the treasury of the Company; (3) a purchase of Common Stock by the Company in the open market; or (4) any other proper source.

10. WITHDRAWAL AND TERMINATION.

(a)

Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his account under the Plan for such Offering by giving written notice to the Plan Administrator. All of the participant’s payroll deductions credited to such account during such Offering period will be paid to him promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

(b)

A participant’s election not to participate in, or withdrawal from, any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

(c)

Upon termination of the participant’s employment for any reason, including retirement but excluding death, the payroll deductions credited to his account during such Offering period will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.

(d)

Upon termination of the participant’s employment because of death, his beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of a period of 90 days commencing with the date of the death of the participant, but not beyond the Offering Termination Date next following the date of death, either:

	(i)	to withdraw all of the payroll deductions credited to the participant’s account under the Plan; or

(ii)

to exercise the participant’s option for the purchase of stock on the Offering Termination Date next following the date of the participant’s death for the purchase of the number of full shares which the accumulated payroll deductions in the participant’s account at the date of the participant’s death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Plan Administrator, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant’s account at the date of the participant’s death and the same will be paid promptly to said beneficiary.

11. INTEREST.

      No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

12. STOCK.

(a)

The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 1,000,000 shares of Common Stock, par value $0.10 per share, of the Company. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the maximum number of shares available for the applicable Offering or under the Plan, the Company may either (i) make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, and then return to each participant the balances of payroll deductions credited to such participant’s account under the Plan or (ii) seek stockholder approval of an increase in the shares available for issuance under the Plan, hold the payroll deductions credited to the account of each participant under the Plan until such time as either the stockholders approve the increase, in which case the shares will be issued under the Plan, or the stockholders do not approve the increase, in which case the Company would make the allocation set forth in the preceding clause.

(b)	The participant will have no interest in stock covered by his option until such option has been exercised.

13. ADMINISTRATION.

      The Committee shall administer the Plan. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee.

14. DESIGNATION OF BENEFICIARY.

      A participant shall file with the Plan Administrator a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. The participant may change such designation of beneficiary at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant’s death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

15. TRANSFERABILITY.

      Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

16. USE OF FUNDS.

      The Company may use all payroll deductions received or held by the Company under this Plan for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. EFFECT OF CHANGES OF COMMON STOCK.

      If the Company shall subdivide or reclassify the Common Stock which has been or may be subject to options under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be subject to options under the Plan (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, with the approval of independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

18. AMENDMENT OR TERMINATION.

      The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan without the consent of such participant.

19. NOTICES.

      All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

20. EFFECT OF CERTAIN TRANSACTIONS.

      If the Company is a party to a reorganization or merger with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (each hereinafter referred to as a “Transaction”), in any such event while an Offering is in progress under Section 4 hereof, then: (i) after the effective date of such Transaction options shall remain outstanding and shall be exercisable in shares of Common Stock, or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) the Board may accelerate the Offering Termination Date to a date coincident with or prior to the effective date of such Transaction.

21. APPROVAL OF STOCKHOLDERS.

      The Plan was previously approved by the stockholders of the Company. Stockholder approval shall be required to increase the number of shares of Common Stock issuable under the Plan.

22. GOVERNMENTAL AND OTHER REGULATIONS.

      The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company’s obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the State of Delaware. In the event of any inconsistency between such provisions of the Code and any such laws, such provisions of the Code shall govern to the extent necessary to preserve favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

* * *

APPENDIX B

CACI INTERNATIONAL INC

2006 STOCK INCENTIVE PLAN

As Amended and Restated Effective August 12, 2009

B-i

13.	Adjustments; Business Combinations	B-11
	(a) Adjustments	B-11
	(b) Change in Control	B-12
	(c) Dissolution and Liquidation	B-12
	(d) Other Adjustments	B-12
14.	Termination and Amendment	B-12
	(a) Amendment or Termination by the Board	B-12
	(b) Amendments by the Committee	B-12
	(c) Approval of Participants	B-12
15.	Non-Guarantee of Employment	B-13
16.	Termination of Employment	B-13
17.	Written Agreement	B-13
18.	Non-Uniform Determinations	B-13
19.	Limitation on Benefits	B-13
20.	Compliance with Securities Law	B-13
21.	No Trust or Fund Created	B-13
22.	No Limit on Other Compensation Arrangements	B-14
23.	No Restriction of Corporate Action	B-14
24.	Construction; Governing Law	B-14
25.	Plan Subject to Charter and Bylaws	B-14
26.	Effective Date; Termination Date	B-14

B-ii

CACI INTERNATIONAL INC
2006 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards

      CACI International Inc, a Delaware corporation (the “Company”) hereby establishes the CACI International Inc 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

      The Plan permits the granting of Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Unrestricted Stock, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2. Definitions

      Under this Plan, except where the context otherwise indicates, the following definitions apply:

      “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock (or other equity interests) in such entity.

      “Affiliated Group Member” means any member of the “affiliated group,” as such term is defined in Section 1504 of the Code (but determined without regard to Section 1504(b) of the Code), which includes the Company.

      “Award” means an Incentive Stock Option, Non-Statutory Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Unrestricted Stock, and Performance Award, and any combination of the foregoing.

     “Board” means the Board of Directors of the Company.

     “Change in Control” means the occurrence of any one of the following events:

     (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities; or

     (ii) persons who, as of July 1, 2006, constituted the Company’s Board (the “Incumbent Board”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to July 1, 2006 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

     (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

     (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      “Code” means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

      “Committee” means the Compensation Committee of the Board or such other committee or sub-committee of the Board as may be appointed pursuant to Section 3 of the Plan to administer the Plan.

      “Committee Delegate” means the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(b).

      “Covered Employee” means an employee of the Company or any Affiliated Group Member who is subject to Section 162(m) of the Code.

      “Disabled” or “Disability” means (i) the Participant is subject to a legal decree of incompetency (the date of such decree being deemed the date on which such disability occurred), (ii) the written determination by a physician selected by the Company that, because of a medically determinable disease, injury or other physical or mental disability, the Participant is unable substantially to perform each of the material duties of the Participant’s position as an Executive, and that such disability has lasted for the immediately preceding ninety (90) days and is, as of the date of determination, reasonably expected to last an additional six (6) months or longer after the date of determination, in each case based upon medically available reliable information, or (iii) the Participant’s qualifying for benefits under the Company’s long-term disability coverage, if any.

      “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

      “Fair Market Value” of the Stock for any purpose on a particular date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on an established securities market, the Fair Market Value of the Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method consistent with Treas. Reg. § 1.409A-1(b)(5)(iv)(B).

      “Grant Agreement” means a written agreement between the Company and a Participant memorializing the terms and conditions of an Award granted pursuant to the Plan.

      “Grant Date” means the date on which the Committee formally acts to grant an Award to a Participant or such other later date as the Committee shall so designate at the time of taking such formal action.

      “Incentive Stock Options” means Stock options that meet the requirements of Section 422 of the Code.

      “Non-Employee Director” means any director who: (i) is not currently an officer of the Company, a Subsidiary or an Affiliate, or otherwise currently employed by the Company, a Subsidiary or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company, a Subsidiary or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

      “Non-Statutory Stock Options” means Stock options that do not meet the requirements of Section 422 of the Code.

      “Outside Director” means any director who (i) is not an employee of the Company or of any Affiliated Group Member, (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

      “Parent” means a company, whether now or hereafter existing, within the meaning of the definition of “parent company” provided in Section 424(e) of the Code, or any successor thereto of similar import.

      “Participant” means any member of the Board or officer or key employee of the Company or any Subsidiary or Affiliate, who is granted an Award under the Plan.

      “Performance Award” means an Award under Section 10 hereof.

      “Performance Measure” means one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income or profit; net income or profit (either before or after taxes); earnings and/or net income or profit before interest and taxes; earnings and/or net income or profit before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

      “Performance Period” means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

      “Performance Shares” mean Restricted Stock Units granted under Section 10.

      “Repricing” or “Reprice” means any of the following or other action that has the same effect: (i) lowering the exercise price of a Stock option after it is granted, (ii) any other action that is treated as a repricing under generally accepted accounting principles, or (iii) canceling a Stock option at a time when its exercise price exceeds the Fair Market Value of the underlying Stock in exchange for another Award, or other equity of the Company, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or similar corporate transaction.

      “Restricted Stock” and “Restricted Stock Units” means Awards under Section 7.

      “Rule 16b-3” means Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

      “Securities Act” means the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

      “Separation from Service” means separation from service (within the meaning of Section 409A(a)(2)(A)(i) of the Code).

      “Specified Employee” means a specified employee within the meaning of Section 409A(a)(2)(B)(i) of the Code.

      “Stock” means common stock of the Company, par value $0.10 per share. “Stock Appreciation Rights” or “SARs” means Awards under Section 8.

      “Subsidiary” and “Subsidiaries” means only a company or companies, whether now or hereafter existing, within the meaning of the definition of “subsidiary company” provided in Section 424(f) of the Code, or any successor thereto of similar import.

      “Terminated Plan” means the 1996 Stock Incentive Plan.

      “Unrestricted Stock” means Awards under Section 9.

3. Administration

      (a) Procedure. The Plan shall be administered by a Stock Incentive Plan Committee (the “Committee”) consisting of all members of the Compensation Committee of the Company, each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director.

The Committee shall have at least two (2) members at all times. None of the members of the Committee shall have been granted any Award under this Plan (other than pursuant to Sections 6(g) and 9(b) herein) or the Terminated Plan (other than pursuant to Sections 5(b) and 7(b) therein). Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

      (b) Secondary Committees and Sub-Plans. The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Committee hereunder are delegated (each of which shall be regarded as a “Committee” under the Plan with respect to such duties and powers). Additionally, if permitted by applicable law, the Board or Committee may delegate certain of the Committee’s duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate programs, for the purpose of establishing programs which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

      (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (i) determine the Participants to whom, and the time or times at which, Awards shall be granted,

     (ii) determine the types of Awards to be granted,

     (iii) determine the number of shares of Stock to be covered by or used for reference purposes for each Award,

     (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a Participant’s termination of employment or service with the Company or any Subsidiary or Affiliate during which the Award shall remain exercisable,

     (v) subject to the provisions of Section 409A of the Code, modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the Participant without the Participant’s consent, or constitute a Repricing of an Incentive Stock Option or Non-Statutory Stock Option without the approval of the holders of the Company’s voting securities,

     (vi) subject to the provisions of Section 4(c) and to the provisions of Section 409A of the Code, accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award, and

     (vii) establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

      (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

      (e) Indemnification. The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and Bylaws, as a matter of law, or otherwise.

      (f) Effect of Committee’s Decision. All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Committee Delegate’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

4. Stock Available Under the Plan; Maximum Awards

      (a) Stock Available Under the Plan.

      (i) Subject to adjustments as provided in Section 13 of the Plan, the Stock that may be delivered or purchased with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of three million five hundred thousand (3,500,000) shares of Stock, plus the number of shares of Stock available from the Terminated Plan as provided in Subsection 4(a)(ii) below. The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 13 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Stock, without vesting) of Stock or other consideration, the Stock subject to such Award shall thereafter be available for further Awards under the Plan. In the case of a Stock Appreciation Right, the difference between the number of shares of Stock covered by the exercised portion of the SAR and the number of shares of Stock actually delivered upon exercise shall not be restored or available for future issuance under the Plan.

      (ii) There shall be available for issuance under the Plan the sum of (A) eight hundred ninety-for thousand three hundred thirty (894,130) shares of Stock, representing the number of shares of Stock remaining available for issuance under the Terminated Plan at the effective date of this Plan, plus (B) shares of Stock subject to any awards issued under the Terminated Plan to the extent any such award, or portion of an award, issued under the Terminated Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of restricted Stock, without vesting) of Stock or other consideration.

      (iii) Stock available under the Plan may be, in any combination, (i) authorized but unissued shares of Stock, (ii) shares of Stock that are reacquired by the Company and held as treasury shares, and/or (iii) shares of Stock purchased on the open market by a broker designated by the Company and, subject to the requirements of Section 20, immediately thereafter issued for the benefit of a Participant under the Plan. It is intended that a registration statement under the Securities Act of 1933, as amended, shall be effective with respect to the shares of Stock issued under the Plan.

      (b) Maximum Awards to Covered Employees. The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to three hundred thousand (300,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

      (c) Limitation on Full Value Awards. In no event shall the Committee grant more than two million five hundred thousand (2,500,000) shares of Stock in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock. Shares of Stock subject to a Restricted Stock or Restricted Stock Unit Award which are forfeited by and/or not issued to the Participant as a result of full or partial forfeiture of the Award shall not count towards the limit in the preceding sentence. With respect to Awards of Restricted Stock, Restricted Stock Units or Unrestricted Stock (other than pursuant to Section 9(b)), the vesting schedule must be, at a minimum, (i) three years for shares that vest based on continued service to the Company, and (ii) one year for shares that vest based upon the accomplishment of Performance Measures. Notwithstanding the forgoing limitation, such Award may provide for full vesting upon a Change in Control, death, Disability or retirement (on or after age 65).

      (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company, a Subsidiary or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company, a Subsidiary or an Affiliate or the acquisition by the Company, a Subsidiary or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 4(a), provided that said additional shares shall not exceed five hundred thousand (500,000) in the aggregate over the term of the Plan (through the date that is 10 years after the date of adoption of the Plan by the Board of Directors).

5. Participation

      Participation in the Plan shall be open to all members of the Board and officers and key employees of the Company, or of any Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Subsidiary of the Company.

      Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6. Stock Options

      Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Non-Statutory Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

      (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the Participant, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

      (b) Exercise Price. The price per share payable upon the exercise of each stock option shall be determined by the Committee but shall be no less than one hundred percent (100%) of the Fair Market Value of the Stock on the Grant Date.

      (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made.

      Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by Participant or which would otherwise be issuable to Participant on exercise, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

      The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

      (d) Term of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten (10) years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the Participant shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

      (e) Restrictions on Incentive Stock Options. Incentive Stock Option Awards granted under the Plan shall comply in all respects with Section 422 of the Code and, as such, shall meet the following additional requirements:

      (i) Grant Date. An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Company’s stockholders.

      (ii) Exercise Price and Term. The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten (10) years. Also, the exercise price of any Incentive Stock Option granted to a Participant who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

      (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any Participant in any calendar year under this or any other plan of the Company and any Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Non-Statutory Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

      (iv) Participant. Incentive Stock Options shall only be issued to employees of the Company or of a Subsidiary of the Company.

      (v) Designation. No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

      (vi) Stockholder Approval. No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

      (f) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7. Restricted Stock and Restricted Stock Units

      (a) In General. Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for the lapse of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

      (b) Vesting Conditions and Other Restrictions. Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award.

      (c) Stock Issuance and Stockholder Rights.

      (i) Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, in the Participant’s name at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the Participant will be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the Participant shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide in the Grant Agreement that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

      (ii) Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, in the Participant’s name upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The Participant will not be entitled to vote such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock. An Award of Restricted Stock Units may provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding, and an Award may be settled in cash or Stock, all as determined by the Committee and set forth in the Grant Agreement. Unless otherwise determined by the Committee with respect to a particular Award (and set forth in the Grant Agreement), each outstanding Restricted Stock Unit that is entitled to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding shall accrue such dividend and distribution equivalents, deferred as equivalent amounts of additional Restricted Stock Units, and such amounts shall be paid only when and if the Restricted Stock Unit (on which such dividend and distribution equivalents were accrued) vests and becomes payable. If the Committee determines to provide for the current payment of dividend equivalents and distributions with respect to Stock subject to the Award, the terms and conditions of such payment shall be set forth in the Grant Agreement and shall be structured in compliance with Section 409A of the Code. To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend and distribution equivalents shall be forfeited. Unless a Participant has elected to defer amounts payable or distributable with respect to the Award pursuant to Section 7(e), amounts payable or distributable (including dividend and distribution equivalents that are payable with respect to such Restricted Stock Units) shall be made or distributed within thirty (30) days after the Participant’s rights to such payments vest. In the event the Award provides for partial vesting over multiple years, amounts payable or distributable with respect to the Award (including dividend and distribution equivalents that are payable with respect to such Restricted Stock Units) shall be made or distributed within thirty (30) days after vesting occurs.

      (d) Restricted Stock Units Granted to Non-Employee Directors.

      (i) Grant of Restricted Stock Units.

(A) Each Non-Employee Director upon his or her initial election to the Board by the stockholders of the Company shall automatically be granted an Award of Restricted Stock Units in an amount established from time to time by the Committee. Such award shall be made within thirty-one (31) days after the date of the annual meeting at which such election occurs and the amount of the RSUs granted to the Non-Employee Director shall be based on the Fair Market Value of the Stock as of such date.

(B) Upon subsequent election to the Board by the stockholders of the Company, each Non-Employee Director shall automatically be granted an Award of Restricted Stock Units in an amount established from time to time by the Committee. Such award shall be made on the date of the annual meeting at which such election occurs and the amount of the RSUs granted to the Non-Employee Director shall be based on the Fair market Value of the Stock as of such date.

(C) The Company shall grant Restricted Stock Units to each Non-Employee Director in whole Units. No fractional RSU will be granted. Instead, the amount of RSUs granted to the Non-Employee Director will be rounded up to the next whole number.

      (ii) Vesting. The Restricted Stock Units granted in each Award pursuant to this Section 7(d) shall vest in increments of twenty-five percent (25%) on each of the ninetieth (90th), one-hundred eightieth (180th), two-hundred seventieth (270th), and three-hundred sixtieth (360th) day following the date of the election or re-election of the Non-Employee Director. Unless a Non-Employee Director has elected to defer distribution of Stock payable with respect to an Award pursuant to Section 7(e), distribution of Stock shall be paid as the Restricted Stock Unit vests, with such distribution being made within thirty (30) days after each vesting date.

      (iii) Acceleration. Each Award granted pursuant to this Section 7(d) shall include a provision accelerating the vesting of each Restricted Stock Unit included in the Award in the event of death, disability (within the meaning of Section 409A(a)(2)(C) of the Code) or a Change of Control of the Company.

      (iv) Limited to Non-Employee Directors. The provisions of this Section 7(d) shall apply only to Awards of Restricted Stock Units granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Restricted Stock Unit issued under this Plan to a Participant who is not a Non-Employee Director of the Company. To the extent and consistent with the provisions of any other Section of this Plan, the provisions of this Section 7(d) shall govern the rights and obligations of the Company and Non-Employee Directors respecting Restricted Stock Units granted or to be granted to Non-Employee Directors under this Plan.

      (e) Election to Defer.

      (i) With respect to Awards of Restricted Stock Units earned on or after January 1, 2009, each Participant (including Non-Employee Directors) may voluntarily elect to defer all or a portion (in increments of 25%) of the amount payable or distributable with respect to the Award. Each Deferral Agreement may specify (1) that the Restricted Stock Units will be deferred until the day that is thirty (30) days after the date of the Participant’s separation from service (as determined for purposes of Section 409A of the Internal Revenue Code) (“Separation from Service”), or (2) a specified distribution date; provided, however, that any distribution to a Specified Employee that is payable on account of a Separation from Service shall be made on the first day of the seventh month following the date of Separation from Service (or, if earlier, the date of death). A specified distribution date shall be expressed as a number of whole years, not less than three, following the Grant Date. The date selected for payment of the Restricted Stock Units shall be irrevocable.

      (ii) The election by a Participant to defer amounts payable or distributable with respect to Restricted Stock Units shall be made in compliance with the provisions of Section 409A of the Code and in accordance with the terms and conditions specified in the Award.

8. Stock Appreciation Rights

      (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant Stock Appreciation Rights (“SARs”) to Participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted at the same time as the stock option; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option Award without the consent of the Participant. SARs shall be evidenced by Grant Agreements, executed by the Company and the Participant, stating the number of shares of Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten (10) years from the date it is granted. The Participant shall have none of the rights of a stockholder with respect to any Stock represented by a SAR prior to exercise of the SAR.

      (b) Restrictions of Tandem SARs. No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

      (c) Amount of Payment upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value of one share of Stock on the exercise date over (B) the base price per share of Stock specified in the Grant Agreement, times (ii) the number of shares of Stock specified by the SAR, or portion thereof, that is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of a share of Stock on the Grant Date. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the Participant from time to time determines to surrender for this purpose).

      (d) Form of Payment upon Exercise of SARs. Payment by the Company of the amount receivable upon any exercise of a SAR shall be made by the delivery of the number of whole shares of Stock determined by dividing the amount payable under the SAR by the Fair Market Value of a share of Stock on the exercise date. The amount equivalent in value to any fractional share will be paid out currently in cash.

9. Unrestricted Stock

      (a) Grant or Sale of Unrestricted Stock. Subject to the limitations contained in Section 4, the Committee in its discretion may grant or sell to any Participant shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

      (b) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

10. Performance Awards

      (a) In General. The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units (which shall be referred to as “Performance Shares” if granted under this Section), Stock Appreciation Rights, and/or Unrestricted Stock to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

      (b) Covered Employee Targets. In connection with any Performance Awards granted to a Covered Employee which are intended to meet the performance-based compensation exception under Section 162(m) of the Code, the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards which are intended to meet the performance-based compensation exception under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting the Plan shall be guided by such provisions.

      (c) Nonexclusive Provision. Notwithstanding this Section 10, the Committee may authorize the granting, vesting, payment and/or delivery of Performance Awards based on performance measures other than the Performance Measures and performance periods other than the Performance Periods to employees who are not Covered Employees or to Covered Employees to the extent such Awards are not intended to meet the performance-based compensation exception under Section 162(m) of the Code and in such case waive the deadlines for establishing performance measures under Subsection (b) above.

11. Tax Withholding

      (a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

      (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock that have been purchased by the optionee on the open market or have been beneficially owned by the optionee and are not then subject to restrictions under any Company plan and with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Grant Agreement may also provide that all tax withholding obligations will be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to an Award that number of shares having an aggregate Fair Market Value (as of the date the withholding is effected) required to satisfy the minimum withholding amounts due with respect to such Award.

      (c) Notice of Disqualifying Disposition. Each holder of an Incentive Stock Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

12. Transferability

      No stock option, SAR or other unvested Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, a stock option or SAR may be exercised during the lifetime of the Participant only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, with the Committee’s permission expressed in the Grant Agreement or otherwise, any Award other than an Incentive Stock Option may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the Participant and/or Family Members, or (iii) a trust in which the Participant and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

13. Adjustments; Business Combinations

      (a) Adjustments. In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters that relate to Awards and that are affected by the changes in the shares referred to above.

      (b) Change in Control. In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the Participants, which action may include, without limitation, any one or more of the following to the extent permitted by Section 409A of the Code: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

      (c) Dissolution and Liquidation. In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then, to the extent permitted under Section 409A of the Code, each Participant shall have the right to exercise his or her vested, outstanding stock options and Stock Appreciation Rights and to require delivery of Stock certificates, and/or registration in Participant’s name of the Stock, under any vested, outstanding Restricted Stock Unit Awards, at any time up to the effective date of such liquidation and dissolution, upon which date all Awards under the Plan shall terminate.

      (d) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 13) affecting the Company, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

14. Termination and Amendment

      (a) Amendment or Termination by the Board. The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is required under the terms of the Plan or is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

      (b) Amendments by the Committee. The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in Section 3(c) and to the extent that the Committee would have had the authority to make such Award as so amended.

      (c) Approval of Participants. No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the Participant.

15. Non-Guarantee of Employment

      Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate an employee at any time.

16. Termination of Employment

      For purposes of maintaining a Participant’s continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company’s Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee’s right to reemployment shall no longer be guaranteed either by law or contract.

17. Written Agreement

      Each Grant Agreement entered into between the Company and a Participant with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

18. Non-Uniform Determinations

      The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19. Limitation on Benefits

      With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20. Compliance with Securities Law

      Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

21. No Trust or Fund Created

      Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. With respect to any transfer or payment not yet made to a Participant pursuant to an Award, the obligation of the Company shall be interpreted solely as an unfunded contractual obligation to make such transfer or payment in the manner and under the conditions prescribed under the written instrument evidencing the Award. Any shares of Stock or other assets set aside with respect to an Award shall be subject to the claims of the Company’s general creditors, and no person other than the Company shall, by virtue of an Award, have any interest in such shares or assets. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of this Section. In no event shall any assets set aside (directly or indirectly) with respect to an Award be located or transferred outside the United States.

22. No Limit on Other Compensation Arrangements

      Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Unrestricted Stock Units otherwise than under the Plan.

23. No Restriction of Corporate Action

      Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary or Affiliate as a result of such action.

24. Construction; Governing Law

      The Plan is generally intended to constitute an equity compensation plan that does not provide for the deferral of compensation subject to Section 409A of the Code and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan not being subject to the provisions of Section 409A. To the extent any Awards under the Plan are subject to Section 409A, then no amount of “deferred compensation” (within the meaning of Section 409A of the Code) payable to a Employee or Non-Employee Director shall be paid earlier than the earliest date permitted under Section 409A of the Code, and all deferral elections shall be made in accordance with the provisions of Section 409A. To the extent that an Award is subject to the provisions of Section 409A of the Code, the provisions of the Plan relating to such Awards, including all deferral elections and distributions thereunder, are intended to comply with the provisions of Section 409A of the Code and if any such provision is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of the interpretation or construction which is consistent with the Plan complying with the provisions of Section 409A.

      The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Delaware.

25. Plan Subject to Charter and Bylaws

      This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

26. Effective Date; Termination Date

      The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: August 12, 2009

Date Approved by the Stockholders: November 18, 2009

CACI INTERNATIONAL INC 1100 N. GLEBE RD. 4TH FLOOR ARLINGTON, VA 22201
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M17407-Z51012	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CACI INTERNATIONAL INC

The Board of Directors recommends that you vote FOR the following:

Vote on Directors
1.	Election of Directors
	Nominees:
	01)	Dan R. Bannister	07)	J. Phillip London
	02)	Paul M. Cofoni	08)	James L. Pavitt
	03)	Gordon R. England	09)	Warren R. Phillips
	04)	James S. Gilmore III	10)	Charles P. Revoile
	05)	Gregory G. Johnson	11)	William S. Wallace
	06)	Richard L. Leatherwood

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Proposals		For	Against	Abstain

The Board of Directors recommends you vote FOR the following proposal(s):

2.	To approve the amendment of the Company's 2002 Employee Stock Purchase Plan to authorize an additional 250,000 shares for purchase.	☐	☐	☐

3.	To approve the amendment of the Company's 2006 Stock Incentive Plan to increase the limitation on the number of shares that may be issued under the plan in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock from 1,500,000 to 2,500,000.	☐	☐	☐

4.	To approve a proposal to adjourn the meeting, if necessary, to permit further solicitation of proxies, if there are not sufficient votes at the time of the meeting to approve Item 2 or Item 3.	☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2010.	☐	☐	☐

6.	To transact such other business as may otherwise properly come before the Annual Meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K, and Annual Report are available at www.proxyvote.com.

M17408-Z51012

CACI INTERNATIONAL INC
PROXY FOR NOVEMBER 18, 2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints J.P. London and Warren R. Phillips, and each of them, as Proxies of the undersigned, each with full power of substitution, to vote all of the shares of Common Stock of CACI International Inc the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of CACI International Inc to be held at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia 22182, on November 18, 2009 at 9:30 a.m. Eastern Standard Time and at any adjournment thereof.

The Board of Directors recommends a vote "FOR" all items on the reverse side, as more fully described in the accompanying Proxy Statement.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS ON THE REVERSE SIDE. As of the date of the Proxy Statement, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name is shown on this proxy card. If signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are owned jointly, each owner should sign. If the signer is a corporation, the full corporate name shall be given, and the proxy card shall be signed by a duly authorized officer.

By my signature, on the reverse side of this proxy, I acknowledge receipt of the Notice and Proxy Statement for the Annual Meeting of Stockholders of CACI International Inc.